UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee Rydex Series Funds 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 31, 2019 - December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2019

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	59
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	72
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	96
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	100
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	107

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2019

derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and additional risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour Phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	1.89%	0.88%	$ 1,000.00	$ 1,008.80	$ 9.57
C-Class	2.63%	0.49%	1,000.00	1,004.90	13.29
P-Class	1.89%	0.83%	1,000.00	1,008.30	9.57
Institutional Class	1.65%	0.99%	1,000.00	1,009.90	8.36
Commodities Strategy Fund
A-Class	1.71%	3.77%	1,000.00	1,037.70	8.78
C-Class	2.45%	3.37%	1,000.00	1,033.70	12.56
H-Class	1.66%	3.78%	1,000.00	1,037.80	8.53

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	1.89%	5.00%	$ 1,000.00	$ 1,015.68	$ 9.60
C-Class	2.63%	5.00%	1,000.00	1,011.95	13.34
P-Class	1.89%	5.00%	1,000.00	1,015.68	9.60
Institutional Class	1.65%	5.00%	1,000.00	1,016.89	8.39
Commodities Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.59	8.69
C-Class	2.45%	5.00%	1,000.00	1,012.85	12.43
H-Class	1.66%	5.00%	1,000.00	1,016.84	8.44

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.39%, 2.14%, 1.39% and 1.14% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2019 was the tenth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk–typically in the 5% to 8% range.*

For the one-year period ended December 31, 2019, the Institutional Class shares of the Fund produced a return of 5.26%. The Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 10% and 17%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 8.68% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 57% with the S&P 500 Index in 2019.

Since the Fund changed its investment objective (starting August 1, 2009), it has outperformed the HFRX Global Hedge Fund Index by more than 12% (roughly .53% annualized), net of fees, while doing so with lower correlation to equity markets.

Three of the five hedge fund strategies used within the Fund contributed to gross Fund returns in 2019. Specifically, Equity Market Neutral, Global Macro and Merger Arbitrage strategies were positive contributors for the year. The Long/Short Equity strategy detracted from performance for the year. The Fixed Income strategy received no allocation for the year resulting in no contribution.

During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

* Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	14.4%
Guggenheim Strategy Fund II	11.1%
Guggenheim Strategy Fund III	5.5%
WellCare Health Plans, Inc.	2.0%
Allergan plc	1.8%
Zayo Group Holdings, Inc.	1.8%
Caesars Entertainment Corp.	1.4%
Wesco Aircraft Holdings, Inc.	1.4%
Advanced Disposal Services, Inc.	1.3%
Cypress Semiconductor Corp.	1.1%
Top Ten Total	41.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Average Annual Returns*

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	4.97%	0.83%	2.10%
A-Class Shares with sales charge†	(0.02%)	(0.15%)	1.60%
C-Class Shares	4.19%	0.10%	1.35%
C-Class Shares with CDSC§	3.19%	0.10%	1.35%
P-Class Shares	5.00%	0.85%	2.11%
S&P 500 Index	31.49%	11.70%	13.56%
HFRX Global Hedge Fund Index	8.68%	1.20%	1.12%
	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	5.26%	1.07%	2.41%
HFRX Global Hedge Fund Index	8.68%	1.20%	0.91%
S&P 500 Index	31.49%	11.70%	13.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 27.2%

Consumer, Non-cyclical - 8.2%
WellCare Health Plans, Inc.*,1	2,255	$744,623
Allergan plc[1]	3,558	680,183
ArQule, Inc.*	14,453	288,482
Medicines Co.*	3,389	287,861
Ra Pharmaceuticals, Inc.*	6,050	283,927
Synthorx, Inc.*	2,801	195,762
Achillion Pharmaceuticals, Inc.*	30,037	181,123
Craft Brew Alliance, Inc.*	8,730	144,045
Audentes Therapeutics, Inc.*	2,402	143,736
Wright Medical Group N.V.*,1	3,212	97,902
Total Consumer, Non-cyclical		3,047,644

Consumer, Cyclical - 4.7%
Caesars Entertainment Corp.*,1	39,258	533,909
Wesco Aircraft Holdings, Inc.*	47,328	521,555
Tiffany & Co.	2,846	380,368
WABCO Holdings, Inc.*,1	2,420	327,910
Total Consumer, Cyclical		1,763,742

Technology - 3.7%
Cypress Semiconductor Corp.[1]	17,986	419,613
Mellanox Technologies Ltd.*	2,661	311,816
Fitbit, Inc. — Class A*	40,408	265,481
Cision Ltd.*	19,047	189,899
Tech Data Corp.*	1,322	189,839
Total Technology		1,376,648

Communications - 2.7%
Zayo Group Holdings, Inc.*,1	19,546	677,269
Acacia Communications, Inc.*,1	3,541	240,115
Sprint Corp.*	16,638	86,684
Total Communications		1,004,068

Financial - 2.0%
IBERIABANK Corp.	2,608	195,157
Liberty Property Trust REIT	3,210	192,760
Carolina Financial Corp.	4,394	189,953
Genworth Financial, Inc. — Class A*	23,188	102,027
Aircastle Ltd.	2,933	93,885
Total Financial		773,782

Industrial - 1.8%
Advanced Disposal Services, Inc.*,1	14,431	474,347
Continental Building Products, Inc.*,1	5,241	190,929
Total Industrial		665,276

Energy - 1.8%
Tallgrass Energy, LP — Class A	12,847	284,176
Jagged Peak Energy, Inc.*	27,325	231,989
SRC Energy, Inc.*	34,697	142,952
Callon Petroleum Co.*	1	3
Total Energy		659,120

Basic Materials - 1.5%
OMNOVA Solutions, Inc.*	37,246	376,557
Innophos Holdings, Inc.	5,900	188,682
Total Basic Materials		565,239

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Utilities - 0.8%
El Paso Electric Co.	4,190	$284,459

Total Common Stocks
(Cost $9,827,322)		10,139,978

RIGHTS† - 0.0%
Bristol-Myers Squibb Co.*	6,173	18,581

Total Rights
(Cost $14,198)		18,581

MUTUAL FUNDS† - 31.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	540,309	5,376,078
Guggenheim Strategy Fund II2	166,925	4,129,718
Guggenheim Strategy Fund III[2]	83,036	2,052,661
Total Mutual Funds
(Cost $11,611,650)		11,558,457

CLOSED-END FUNDS† - 9.4%
Dividend and Income Fund	5,209	70,113
RMR Real Estate Income Fund	2,575	52,015
Lazard Global Total Return and Income Fund, Inc.	2,199	36,393
New Ireland Fund, Inc.	3,587	35,547
Salient Midstream & MLP Fund	3,136	24,429
Cushing Energy Income Fund	3,509	23,580
GDL Fund	2,500	23,250
Tortoise Energy Independence Fund, Inc.	5,038	21,841
Kayne Anderson Midstream/Energy Fund, Inc.	2,046	21,524
Eagle Growth & Income Opportunities Fund	1,247	21,236
Morgan Stanley India Investment Fund, Inc.	1,067	21,223
Boulder Growth & Income Fund, Inc.	1,792	21,128
Gabelli Healthcare & WellnessRx Trust	1,756	20,229
Herzfeld Caribbean Basin Fund, Inc.	3,033	20,078
Neuberger Berman MLP & Energy Income Fund, Inc.	2,946	19,915
Voya Natural Resources Equity Income Fund	4,696	19,348
General American Investors Company, Inc.	510	19,247
ClearBridge MLP & Midstream Total Return Fund, Inc.	2,238	19,225
BlackRock Resources & Commodities Strategy Trust	2,379	19,199
Taiwan Fund, Inc.	931	19,160
Swiss Helvetia Fund, Inc.	2,263	19,032
Aberdeen Japan Equity Fund, Inc.	2,434	18,937
Western Asset Inflation-Linked Opportunities & Income Fund	1,635	18,868
Cushing MLP & Infrastructure Total Return Fund	1,834	18,762
ClearBridge MLP & Midstream Fund, Inc.	1,640	18,466
New Germany Fund, Inc.	1,175	18,424

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Japan Smaller Capitalization Fund, Inc.	2,056	$18,391
Gabelli Dividend & Income Trust	836	18,350
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,389	18,204
ClearBridge Energy Midstream Opportunity Fund, Inc.	2,161	18,174
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,434	18,111
Central and Eastern Europe Fund, Inc.	636	17,999
Nuveen Senior Income Fund	3,019	17,993
Voya Infrastructure Industrials and Materials Fund	1,560	17,956
Source Capital, Inc.	464	17,952
BlackRock Enhanced International Dividend Trust	3,034	17,870
Tortoise Pipeline & Energy Fund, Inc.	1,377	17,722
Voya Asia Pacific High Dividend Equity Income Fund	2,078	17,663
Adams Natural Resources Fund, Inc.	1,069	17,596
Nuveen Global High Income Fund	1,073	17,576
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,334	17,529
Nuveen Floating Rate Income Fund	1,709	17,500
Kayne Anderson MLP/Midstream Investment Co.	1,254	17,468
Tekla Healthcare Investors	836	17,456
Aberdeen Global Dynamic Dividend Fund	1,672	17,389
Aberdeen Total Dynamic Dividend Fund	1,937	17,336
Voya Global Equity Dividend and Premium Opportunity Fund	2,796	17,307
BlackRock Enhanced Global Dividend Trust	1,574	17,298
Korea Fund, Inc.	578	17,242
Clough Global Opportunities Fund	1,826	17,237
Nuveen Floating Rate Income Opportunity Fund	1,720	17,183
Sprott Focus Trust, Inc.	2,329	17,141
BlackRock MuniYield Pennsylvania Quality Fund	1,194	17,062
Aberdeen Global Premier Properties Fund	2,628	17,030
Voya Emerging Markets High Income Dividend Equity Fund	2,129	17,011
Macquarie Global Infrastructure Total Return Fund, Inc.	685	17,002
Eaton Vance Limited Duration Income Fund	1,283	17,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Georgia Quality Municipal Income Fund	1,348	$16,998
Aberdeen Asia-Pacific Income Fund, Inc.	3,995	16,979
Nuveen New Jersey Quality Municipal Income Fund	1,158	16,976
Templeton Dragon Fund, Inc.	872	16,960
Royce Micro-Capital Trust, Inc.	1,980	16,909
BlackRock California Municipal Income Trust	1,246	16,896
Nuveen Maryland Quality Municipal Income Fund	1,255	16,880
Nuveen All Capital Energy MLP Opportunities Fund	3,209	16,879
Western Asset Inflation - Linked Securities & Income Fund	1,387	16,852
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,293	16,809
First Trust New Opportunities MLP & Energy Fund	1,800	16,794
Royce Value Trust, Inc.	1,136	16,779
Cushing Renaissance Fund	1,238	16,763
Tekla Life Sciences Investors	961	16,750
BlackRock MuniYield Michigan Quality Fund, Inc.	1,176	16,693
PGIM Global High Yield Fund, Inc.	1,107	16,627
Delaware Investments National Municipal Income Fund	1,250	16,608
BlackRock Debt Strategies Fund, Inc.	1,481	16,587
Nuveen Michigan Quality Municipal Income Fund	1,170	16,544
First Trust Energy Infrastructure Fund	981	16,510
European Equity Fund, Inc.	1,757	16,481
Templeton Emerging Markets Fund/United States	1,057	16,479
Aberdeen Australia Equity Fund, Inc.	3,043	16,463
Tekla Healthcare Opportunities Fund	860	16,400
Eaton Vance New York Municipal Income Trust	1,222	16,368
Nuveen Credit Strategies Income Fund	2,132	16,352
Neuberger Berman New York Municipal Fund, Inc.	1,310	16,324
BlackRock MuniYield California Fund, Inc.	1,155	16,309
Franklin Universal Trust	2,096	16,307
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	1,135	16,287

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
LMP Capital and Income Fund, Inc.	1,048	$16,286
CBRE Clarion Global Real Estate Income Fund	2,027	16,257
Ares Dynamic Credit Allocation Fund, Inc.	1,058	16,240
Western Asset Global High Income Fund, Inc.	1,620	16,233
Nuveen Arizona Quality Municipal Income Fund	1,203	16,204
Nuveen New York Municipal Value Fund 2	1,133	16,199
Tortoise Power and Energy Infrastructure Fund, Inc.	955	16,197
BlackRock Energy and Resources Trust	1,363	16,192
PGIM High Yield Bond Fund, Inc.	1,051	16,185
Eaton Vance California Municipal Bond Fund	1,438	16,178
BlackRock Muni Intermediate Duration Fund, Inc.	1,136	16,177
BlackRock MuniYield California Quality Fund, Inc.	1,136	16,143
Nuveen AMT-Free Quality Municipal Income Fund	1,121	16,120
BlackRock MuniHoldings California Quality Fund, Inc.	1,151	16,102
Morgan Stanley China A Share Fund, Inc.	741	16,095
First Trust High Income Long/Short Fund	1,021	16,081
Nuveen New York AMT-Free Quality Municipal Income Fund	1,185	16,080
First Trust Aberdeen Emerging Opportunity Fund	1,125	16,054
Western Asset Emerging Markets Debt Fund, Inc.	1,125	16,054
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,657	16,040
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,291	16,014
AllianceBernstein National Municipal Income Fund, Inc.	1,145	16,007
BlackRock MuniYield New York Quality Fund, Inc.	1,222	15,996
BlackRock Municipal Income Quality Trust	1,136	15,961
BlackRock MuniHoldings New York Quality Fund, Inc.	1,171	15,961
Nuveen Texas Quality Municipal Income Fund	1,113	15,949
Nuveen New Jersey Municipal Value Fund	1,140	15,946

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock MuniYield Quality Fund III, Inc.	1,181	$15,944
DTF Tax-Free Income, Inc.	1,075	15,910
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,248	15,893
Ivy High Income Opportunities Fund	1,142	15,874
BlackRock MuniHoldings Quality Fund, Inc.	1,262	15,863
Nuveen Real Asset Income and Growth Fund	863	15,845
Voya Global Advantage and Premium Opportunity Fund	1,510	15,825
Tri-Continental Corp.	560	15,792
Madison Covered Call & Equity Strategy Fund	2,381	15,786
Delaware Enhanced Global Dividend & Income Fund	1,517	15,777
BlackRock Municipal 2030 Target Term Trust	652	15,772
Nuveen Pennsylvania Quality Municipal Income Fund	1,111	15,721
BlackRock MuniYield Quality Fund II, Inc.	1,203	15,639
Mexico Equity & Income Fund, Inc.	1,348	15,637
Eaton Vance New York Municipal Bond Fund	1,294	15,632
Nuveen Quality Municipal Income Fund	1,068	15,593
Nuveen Multi-Market Income Fund	2,106	15,584
Neuberger Berman California Municipal Fund, Inc.	1,117	15,582
Eaton Vance Short Duration Diversified Income Fund	1,154	15,579
Nuveen New York Quality Municipal Income Fund	1,097	15,577
Western Asset High Income Opportunity Fund, Inc.	3,070	15,565
Brookfield Global Listed Infrastructure Income Fund, Inc.	1,114	15,540
BlackRock New York Municipal Income Trust II	1,077	15,520
Adams Diversified Equity Fund, Inc.	984	15,518
AllianceBernstein Global High Income Fund, Inc.	1,279	15,514
Western Asset Municipal Partners Fund, Inc.	1,017	15,509
BlackRock MuniHoldings Investment Quality Fund	1,165	15,483
Eaton Vance California Municipal Income Trust	1,148	15,475

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Clough Global Equity Fund	1,281	$15,462
Wells Fargo Global Dividend Opportunity Fund	2,729	15,446
Western Asset Intermediate Muni Fund, Inc.	1,700	15,436
Federated Premier Municipal Income Fund	1,094	15,425
MFS Investment Grade Municipal Trust	1,578	15,412
BlackRock Credit Allocation Income Trust	1,100	15,378
Templeton Emerging Markets Income Fund	1,666	15,310
BlackRock MuniHoldings Quality Fund II, Inc.	1,214	15,309
BNY Mellon High Yield Strategies Fund	4,938	15,308
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,426	15,287
Nuveen AMT-Free Municipal Credit Income Fund	917	15,286
Nuveen Ohio Quality Municipal Income Fund	990	15,271
India Fund, Inc.	758	15,259
DWS Municipal Income Trust	1,345	15,239
John Hancock Investors Trust	858	15,238
Clough Global Dividend and Income Fund	1,384	15,155
AllianzGI Equity & Convertible Income Fund	668	15,137
Western Asset Global Corporate Defined Opportunity Fund, Inc.	830	15,131
Western Asset High Income Fund II, Inc.	2,244	15,125
Pioneer Diversified High Income Trust	1,014	15,088
Western Asset High Yield Defined Opportunity Fund, Inc.	964	15,087
BlackRock New York Municipal Income Quality Trust	1,094	15,043
Eaton Vance Floating-Rate Income Plus Fund	936	14,976
Bancroft Fund Ltd.	573	14,949
Wells Fargo Income Opportunities Fund	1,774	14,937
MFS Charter Income Trust	1,772	14,920
BlackRock Core Bond Trust	1,023	14,915
BlackRock Corporate High Yield Fund, Inc.	1,330	14,896
BlackRock Enhanced Capital and Income Fund, Inc.	859	14,818
Credit Suisse Asset Management Income Fund, Inc.	4,599	14,809

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen California Quality Municipal Income Fund	994	$14,801
Neuberger Berman High Yield Strategies Fund, Inc.	1,198	14,795
Principal Real Estate Income Fund	699	14,763
Nuveen California AMT-Free Quality Municipal Income Fund	968	14,723
BlackRock Limited Duration Income Trust	896	14,685
Pioneer Municipal High Income Trust	1,215	14,677
Eaton Vance Municipal Income Trust	1,151	14,675
Nuveen Energy MLP Total Return Fund	1,890	14,666
Eaton Vance Tax-Advantaged Global Dividend Income Fund	811	14,614
Gabelli Global Utility & Income Trust	773	14,594
BlackRock Enhanced Equity Dividend Trust	1,471	14,592
Duff & Phelps Utility and Infrastructure Fund, Inc.	956	14,531
Nuveen Diversified Dividend & Income Fund	1,334	14,527
First Trust Dynamic Europe Equity Income Fund	969	14,467
Ellsworth Growth and Income Fund Ltd.	1,225	14,406
Nuveen Pennsylvania Municipal Value Fund	986	14,391
First Trust Aberdeen Global Opportunity Income Fund	1,283	14,357
Nuveen Virginia Quality Municipal Income Fund	978	14,279
Wells Fargo Multi-Sector Income Fund	1,106	14,245
Nuveen Real Estate Income Fund	1,337	14,199
Neuberger Berman Real Estate Securities Income Fund, Inc.	2,543	14,190
MFS Multimarket Income Trust	2,312	14,149
Putnam Municipal Opportunities Trust	1,075	14,136
Putnam Master Intermediate Income Trust	2,976	14,106
Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,537	14,048
Cohen & Steers Infrastructure Fund, Inc.	536	14,040
Nuveen Massachusetts Quality Municipal Income Fund	986	14,021
Pioneer High Income Trust	1,460	13,928
Goldman Sachs MLP Energy and Renaissance Fund	3,208	13,794
Brookfield Real Assets Income Fund, Inc.	627	13,387

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock Multi-Sector Income Trust	814	$13,154
Eaton Vance Municipal Bond Fund	979	12,610
Advent Convertible and Income	723	11,243
Invesco High Income Trust II	513	7,326
Total Closed-End Funds
(Cost $3,151,003)		3,489,551

	Face Amount
U.S. TREASURY BILLS†† - 15.0%
U.S. Treasury Bills
1.51% due 06/04/20[1,4,6]	$4,000,000	3,973,709
1.47% due 02/04/20[3,4]	1,621,000	1,618,674
Total U.S. Treasury Bills
(Cost $5,592,525)		5,592,383

REPURCHASE AGREEMENTS††,5 - 12.0%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	2,731,864	2,731,864
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	880,879	880,879
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	880,878	880,878
Total Repurchase Agreements
(Cost $4,493,621)		4,493,621

Total Investments - 94.6%
(Cost $34,690,319)		$35,292,571

	Shares
MASTER LIMITED PARTNERSHIPS SOLD SHORT† - (0.0)%
Energy - (0.0)%
Energy Transfer, LP	63	(808)

Total Master Limited Partnerships Sold Short
(Proceeds $742)		(808)

COMMON STOCKS SOLD SHORT† - (5.5)%

Industrial - (0.0)%
Hillenbrand, Inc.	1	(33)

Communications - (0.4)%
T-Mobile US, Inc.*	1,707	(133,863)

Consumer, Cyclical - (0.6)%
Eldorado Resorts, Inc.*	3,529	(210,470)

Energy - (1.0)%
Callon Petroleum Co.*	1	(5)
PDC Energy, Inc.*	5,482	(143,464)
Parsley Energy, Inc. — Class A	12,214	(230,967)
Total Energy		(374,436)

Financial - (1.5)%
United Bankshares, Inc.	4,965	(191,947)
Prologis, Inc.	2,167	(193,166)
First Horizon National Corp.	11,955	(197,975)
Total Financial		(583,088)

Consumer, Non-cyclical - (2.0)%
AbbVie, Inc.	3,081	(272,792)
Centene Corp.*	7,622	(479,195)
Total Consumer, Non-cyclical		(751,987)

Total Common Stocks Sold Short
(Proceeds $1,832,906)		(2,053,877)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
EXCHANGE-TRADED FUNDS SOLD SHORT† - (8.9)%
Technology Select Sector SPDR Fund	59	$(5,409)
SPDR S&P 500 ETF Trust	31	(9,978)
Industrial Select Sector SPDR Fund	228	(18,575)
iShares MSCI South Korea ETF	366	(22,762)
iShares Russell 1000 Value ETF	192	(26,204)
Invesco QQQ Trust Series 1	126	(26,789)
Materials Select Sector SPDR Fund	486	(29,850)
iShares MSCI Taiwan ETF	729	(29,984)
VanEck Vectors Gold Miners ETF	1,059	(31,007)
iShares MSCI Mexico ETF	740	(33,322)
Consumer Discretionary Select Sector SPDR Fund	270	(33,863)
Consumer Staples Select Sector SPDR Fund	612	(38,544)
iShares MSCI Emerging Markets ETF	1,020	(45,767)
iShares Russell 1000 Growth ETF	272	(47,850)
iShares MSCI Australia ETF	2,468	(55,875)
iShares China Large-Capital ETF	1,493	(65,140)
Health Care Select Sector SPDR Fund	658	(67,024)
Financial Select Sector SPDR Fund	2,213	(68,116)
iShares MSCI EAFE ETF	1,044	(72,495)
VanEck Vectors Russia ETF	4,070	(101,628)
iShares MSCI United Kingdom ETF	3,784	(129,034)
iShares Russell 2000 Index ETF	816	(135,187)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,081	(138,325)
iShares MSCI Japan ETF	2,408	(142,650)
iShares U.S. Real Estate ETF	1,586	(147,625)
Utilities Select Sector SPDR Fund	2,318	(149,789)
iShares 20+ Year Treasury Bond ETF	1,156	(156,615)
iShares 7-10 Year Treasury Bond ETF	1,424	(156,953)
iShares TIPS Bond ETF	1,773	(206,679)
iShares Core U.S. Aggregate Bond ETF	2,134	(239,798)
Energy Select Sector SPDR Fund	5,241	(314,670)
SPDR Bloomberg Barclays High Yield Bond ETF	5,345	(585,117)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,363,297)		(3,332,624)
Total Securities Sold Short - (14.4)%
(Proceeds $5,196,945)		$(5,387,309)
Other Assets & Liabilities, net - 19.8%		7,394,994
Total Net Assets - 100.0%		$37,300,256

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
NY Harbor ULSD Futures Contracts	25	Mar 2020	$2,102,940	$74,894
Gasoline RBOB Futures Contracts	30	Jan 2020	2,134,566	53,000
Live Cattle Futures Contracts	96	Jun 2020	4,566,720	40,984
Gold 100 oz. Futures Contracts	5	Feb 2020	760,300	18,522
Silver Futures Contracts	4	Mar 2020	358,300	10,089
Brent Crude Futures Contracts	4	Jan 2020	264,120	4,082
Soybean Oil Futures Contracts	9	Mar 2020	188,028	3,049
LME Nickel Futures Contracts	1	Feb 2020	83,994	953
WTI Crude Futures Contracts	1	Jan 2020	61,180	327
LME Lead Futures Contracts	2	Feb 2020	96,287	(193)
Copper Futures Contracts	1	Mar 2020	69,963	(203)
Coffee ‘C’ Futures Contracts	3	Mar 2020	145,294	(2,016)
Low Sulphur Gas Oil Futures Contracts	9	Apr 2020	547,200	(6,171)
Cocoa Futures Contracts	8	Mar 2020	203,040	(6,498)
Natural Gas Futures Contracts	81	Feb 2020	1,743,930	(48,807)
			$13,325,862	$142,012
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	45	Mar 2020	$3,466,800	$63,593
British Pound Futures Contracts	25	Mar 2020	2,074,063	30,953
			$5,540,863	$94,546
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	54	Mar 2020	$6,926,344	$833
U.S. Treasury Long Bond Futures Contracts	4	Mar 2020	622,250	(2,351)
Euro - 30 year Bond Futures Contracts††	1	Mar 2020	223,067	(2,628)
U.S. Treasury Ultra Long Bond Futures Contracts	3	Mar 2020	543,563	(5,028)
Euro - BTP Italian Government Bond Futures Contracts††	23	Mar 2020	3,676,697	(6,206)
Australian Government 10 Year Bond Futures Contracts††	49	Mar 2020	4,907,909	(39,939)
Euro - OATS Futures Contracts††	37	Mar 2020	6,754,067	(48,204)
			$23,653,897	$(103,523)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (OSE) Index Futures Contracts††	1	Mar 2020	$216,504	$1,771
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2020	134,507	1,553
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2020	311,658	1,073
FTSE 100 Index Futures Contracts††	2	Mar 2020	199,100	757
FTSE MIB Index Futures Contracts††	1	Mar 2020	131,616	705
Amsterdam Index Futures Contracts††	1	Jan 2020	136,241	523
IBEX 35 Index Futures Contracts††	2	Jan 2020	214,317	286
SPI 200 Index Futures Contracts††	2	Mar 2020	232,631	219
S&P 500 Index Mini Futures Contracts	1	Mar 2020	161,475	(63)
Russell 2000 Index Mini Futures Contracts	2	Mar 2020	166,980	(76)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2020	174,955	(86)
Tokyo Stock Price Index Futures Contracts††	2	Mar 2020	315,015	(303)
OMX Stockholm 30 Index Futures Contracts††	7	Jan 2020	132,240	(398)
DAX Index Futures Contracts††	4	Mar 2020	1,475,640	(19,588)
CBOE Volatility Index Futures Contracts	126	Jan 2020	1,864,800	(116,612)
			$5,867,679	$(130,239)
Interest Rate Futures Contracts Sold Short††
Long Gilt Futures Contracts	45	Mar 2020	$7,816,445	$49,388
Canadian Government 10 Year Bond Futures Contracts	66	Mar 2020	6,982,906	46,809
Euro - Bund Futures Contracts	15	Mar 2020	2,868,058	1,151
			$17,667,409	$97,348
Equity Futures Contracts Sold Short†
Euro STOXX 50 Index Futures Contracts††	26	Mar 2020	$1,088,672	$9,449
CBOE Volatility Index Futures Contracts	28	Apr 2020	490,560	6,304
CBOE Volatility Index Futures Contracts	48	Mar 2020	818,400	(10,304)
CBOE Volatility Index Futures Contracts	129	Feb 2020	2,167,200	(33,129)
			$4,564,832	$(27,680)
Currency Futures Contracts Sold Short†
New Zealand Dollar Futures Contracts	8	Mar 2020	$539,120	$(1,041)
Japanese Yen Futures Contracts	9	Mar 2020	1,039,388	(3,518)
Euro FX Futures Contracts	23	Mar 2020	3,240,413	(20,713)
Australian Dollar Futures Contracts	18	Mar 2020	1,265,400	(30,952)
Swiss Franc Futures Contracts	47	Mar 2020	6,102,950	(76,957)
			$12,187,271	$(133,181)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	78	Jan 2020	$1,701,180	$67,121
Natural Gas Futures Contracts	10	Mar 2020	214,500	3,975
Low Sulphur Gas Oil Futures Contracts	4	Feb 2020	245,900	3,034
Soybean Meal Futures Contracts	24	Mar 2020	732,000	1,676
Live Cattle Futures Contracts	2	Feb 2020	100,780	654
Cattle Feeder Futures Contracts	4	Mar 2020	288,400	(112)
LME Zinc Futures Contracts	3	Feb 2020	170,831	(1,059)
LME Primary Aluminum Futures Contracts	4	Feb 2020	180,100	(1,243)
Lean Hogs Futures Contracts	10	Feb 2020	285,000	(1,991)
Corn Futures Contracts	31	Mar 2020	600,238	(2,636)
Wheat Futures Contracts	7	Mar 2020	195,825	(9,046)
Sugar #11 Futures Contracts	25	Feb 2020	376,320	(9,774)
Hard Red Winter Wheat Futures Contracts	9	Mar 2020	218,588	(17,852)
Live Cattle Futures Contracts	69	Apr 2020	3,510,720	(26,432)
Soybean Futures Contracts	16	Mar 2020	764,800	(29,192)
Gasoline RBOB Futures Contracts	23	Mar 2020	1,818,881	(62,462)
NY Harbor ULSD Futures Contracts	23	Jan 2020	1,957,792	(72,097)
			$13,361,855	$(157,436)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	Morgan Stanley Equity Market Neutral Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	08/31/23	$7,141,928	$633,765
Morgan Stanley Capital Services LLC	Morgan Stanley Long/Short Equity Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	08/31/23	6,326,693	511,386
Goldman Sachs International	Goldman Sachs Long/Short Equity Custom Basket	2.00% (Fed Funds Rate + 0.45%)	At Maturity	05/06/24	6,324,944	412,784
Goldman Sachs International	Goldman Sachs Equity Market Neutral Custom Basket	2.00% (Fed Funds Rate +0.45%)	At Maturity	05/06/24	6,649,996	379,121
					$26,443,561	$1,937,056

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	Morgan Stanley Long/Short Equity Custom Basket	(1.25)% (Fed Funds Rate - 0.30%)	At Maturity	08/31/23	$4,891,556	$(352,305)
Goldman Sachs International	Goldman Sachs Long/Short Equity Custom Basket	(1.35)% (Fed Funds Rate - 0.20%)	At Maturity	05/06/24	4,657,315	(294,450)
Goldman Sachs International	Goldman Sachs Equity Market Neutral Custom Basket	(1.28)% (Fed Funds Rate - 0.28%)	At Maturity	05/06/24	6,795,066	(79,712)
Morgan Stanley Capital Services LLC	Morgan Stanley Equity Market Neutral Custom Basket	(1.17)% (Fed Funds Rate - 0.38%)	At Maturity	08/31/23	6,795,066	(30,660)
					$23,139,003	$(757,127)

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	11,409	6.44%	$113,234
Americold Realty Trust	14,082	6.91%	77,011
Healthpeak Properties, Inc.	9,472	4.57%	64,850
Equinix, Inc.	355	2.90%	52,387
Equity LifeStyle Properties, Inc.	2,374	2.34%	52,109
Omega Healthcare Investors, Inc.	7,788	4.62%	48,163
Sun Communities, Inc.	1,095	2.30%	48,149
Invitation Homes, Inc.	5,626	2.36%	45,536
Rexford Industrial Realty, Inc.	2,826	1.81%	37,243
Terreno Realty Corp.	2,440	1.85%	33,012
Highwoods Properties, Inc.	4,576	3.13%	27,859
Park Hotels & Resorts, Inc.	7,147	2.59%	22,855
Spirit Realty Capital, Inc.	4,176	2.88%	14,862
Annaly Capital Management, Inc.	27,521	3.63%	13,185
STAG Industrial, Inc.	5,501	2.43%	11,684
CyrusOne, Inc.	3,273	3.00%	10,617
Host Hotels & Resorts, Inc.	9,162	2.38%	7,221
Weyerhaeuser Co.	6,935	2.93%	5,323
Vornado Realty Trust	2,472	2.30%	509
Paramount Group, Inc.	11,804	2.30%	385
AGNC Investment Corp.	9,129	2.26%	(119)
National Storage Affiliates Trust	4,917	2.31%	(1,208)
PotlatchDeltic Corp.	3,791	2.30%	(1,319)
Alexander & Baldwin, Inc.	9,717	2.85%	(1,949)
MGM Growth Properties LLC — Class A	5,365	2.33%	(2,688)
Federal Realty Investment Trust	1,207	2.18%	(4,442)
Extra Space Storage, Inc.	1,896	2.80%	(6,172)
Retail Opportunity Investments Corp.	8,921	2.21%	(7,002)
Regency Centers Corp.	2,464	2.18%	(9,718)
CareTrust REIT, Inc.	8,134	2.35%	(9,762)
Ventas, Inc.	5,020	4.06%	(19,358)
Pebblebrook Hotel Trust	7,061	2.65%	(37,417)
Total Financial			585,040

Technology
InterXion Holding N.V.	2,508	2.94%	26,597

Consumer, Cyclical
Red Rock Resorts, Inc. — Class A	8,687	2.91%	22,128
Total MS Equity Market Neutral Long Custom Basket			$633,765

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	14,802	(3.16)%	47,547
Service Properties Trust	7,383	(2.64)%	34,405
Public Storage	954	(2.99)%	22,934
PS Business Parks, Inc.	893	(2.17)%	16,437
Washington Prime Group, Inc.	31,562	(1.69)%	7,891

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Digital Realty Trust, Inc.	2,647	(4.66)%	$7,647
American Finance Trust, Inc.	12,037	(2.35)%	6,536
Retail Properties of America, Inc. — Class A	11,949	(2.36)%	3,963
Xenia Hotels & Resorts, Inc.	8,007	(2.55)%	2,834
Life Storage, Inc.	2,236	(3.56)%	958
Physicians Realty Trust	15,247	(4.25)%	(753)
Healthcare Trust of America, Inc. — Class A	6,923	(3.09)%	(1,322)
Columbia Property Trust, Inc.	7,823	(2.41)%	(2,626)
Industrial Logistics Properties Trust	5,710	(1.88)%	(6,125)
Brandywine Realty Trust	10,610	(2.46)%	(6,460)
Monmouth Real Estate Investment Corp.	16,726	(3.56)%	(8,143)
Healthcare Realty Trust, Inc.	6,717	(3.30)%	(8,236)
Howard Hughes Corp.	1,659	(3.10)%	(9,045)
Cushman & Wakefield plc	6,437	(1.94)%	(10,286)
VEREIT, Inc.	26,811	(3.65)%	(10,652)
RLJ Lodging Trust	10,057	(2.62)%	(10,966)
Brixmor Property Group, Inc.	9,763	(3.10)%	(11,210)
Washington Real Estate Investment Trust	6,903	(2.96)%	(12,345)
Kimco Realty Corp.	11,650	(3.55)%	(16,954)
Piedmont Office Realty Trust, Inc. — Class A	14,222	(4.65)%	(32,070)
Total Financial			3,959
Consumer, Cyclical
Toll Brothers, Inc.	3,156	(1.84)%	(1,856)
KB Home	3,739	(1.89)%	(6,246)
Royal Caribbean Cruises Ltd.	1,380	(2.71)%	(20,709)
Total Consumer, Cyclical			(28,811)

Exchange Traded Funds
Vanguard Real Estate ETF	11,781	(16.09)%	(16,771)

Communications
Switch, Inc. — Class A	12,917	(2.82)%	10,963
Total MS Equity Market Neutral Short Custom Basket			$(30,660)

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
World Fuel Services Corp.	1,023	0.71%	$14,547
Carnival Corp.	860	0.70%	6,989
Las Vegas Sands Corp.	548	0.61%	6,121
Norwegian Cruise Line Holdings Ltd.	440	0.41%	4,507
BorgWarner, Inc.	906	0.62%	3,991
Wyndham Destinations, Inc.	650	0.53%	3,725
Aptiv plc	368	0.55%	3,686
Autoliv, Inc.	468	0.62%	3,519
Royal Caribbean Cruises Ltd.	176	0.37%	3,315
Allison Transmission Holdings, Inc.	844	0.64%	3,279
Southwest Airlines Co.	880	0.75%	3,055
AutoZone, Inc.	21	0.40%	3,037
Gentherm, Inc.	798	0.56%	2,851
Delta Air Lines, Inc.	551	0.51%	2,773

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Toll Brothers, Inc.	718	0.45%	$2,704
JetBlue Airways Corp.	807	0.24%	2,141
PulteGroup, Inc.	602	0.37%	1,590
Lear Corp.	362	0.79%	1,010
Starbucks Corp.	210	0.29%	816
SkyWest, Inc.	359	0.37%	774
Extended Stay America, Inc.	2,391	0.56%	657
Brunswick Corp.	619	0.59%	605
Allegiant Travel Co. — Class A	111	0.31%	530
DR Horton, Inc.	289	0.24%	496
United Airlines Holdings, Inc.	214	0.30%	96
Polaris, Inc.	261	0.42%	67
Cummins, Inc.	139	0.39%	(189)
Mohawk Industries, Inc.	103	0.22%	(784)
Lennar Corp. — Class A	346	0.31%	(911)
Goodyear Tire & Rubber Co.	1,212	0.30%	(1,036)
Whirlpool Corp.	272	0.63%	(1,037)
General Motors Co.	576	0.33%	(1,501)
Cracker Barrel Old Country Store, Inc.	244	0.59%	(1,523)
Total Consumer, Cyclical			69,900

Consumer, Non-cyclical
CVS Health Corp.	835	0.98%	17,719
Darling Ingredients, Inc.	1,994	0.89%	16,773
Merck & Company, Inc.	717	1.03%	13,908
Eli Lilly & Co.	539	1.12%	12,970
Kimberly-Clark Corp.	561	1.22%	11,922
Zimmer Biomet Holdings, Inc.	247	0.58%	11,843
Sysco Corp.	652	0.88%	10,465
Amgen, Inc.	277	1.06%	9,983
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Baxter International, Inc.	465	0.61%	$8,038
McKesson Corp.	518	1.13%	7,796
Medtronic plc	347	0.62%	7,079
Post Holdings, Inc.	495	0.85%	7,041
Kellogg Co.	857	0.94%	7,009
Archer-Daniels-Midland Co.	1,683	1.23%	6,163
Hologic, Inc.	752	0.62%	5,521
Jazz Pharmaceuticals plc	261	0.62%	5,082
Campbell Soup Co.	799	0.62%	4,770
Philip Morris International, Inc.	464	0.62%	4,573
Becton Dickinson and Co.	123	0.53%	4,168
Molina Healthcare, Inc.	148	0.32%	3,754
Johnson & Johnson	337	0.78%	3,594
Hormel Foods Corp.	1,196	0.85%	3,543
Integer Holdings Corp.	332	0.42%	2,810
Thermo Fisher Scientific, Inc.	74	0.38%	2,370
Herbalife Nutrition Ltd.	567	0.43%	2,358
General Mills, Inc.	1,075	0.91%	2,092
Abbott Laboratories	432	0.59%	1,933
Macquarie Infrastructure Corp.	423	0.29%	1,793
TrueBlue, Inc.	943	0.36%	1,309
Cal-Maine Foods, Inc.	551	0.37%	1,215
Clorox Co.	182	0.44%	1,131
Procter & Gamble Co.	330	0.65%	1,127

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cardinal Health, Inc.	879	0.70%	$1,076
Ingredion, Inc.	663	0.97%	933
STERIS plc	155	0.37%	831
PepsiCo, Inc.	118	0.25%	799
JM Smucker Co.	578	0.95%	427
Mondelez International, Inc. — Class A	364	0.32%	200
United Therapeutics Corp.	272	0.38%	(272)
TreeHouse Foods, Inc.	442	0.34%	(296)
Alexion Pharmaceuticals, Inc.	232	0.40%	(486)
Pfizer, Inc.	1,663	1.03%	(651)
Hershey Co.	104	0.24%	(796)
Gilead Sciences, Inc.	961	0.99%	(916)
Innoviva, Inc.	1,571	0.35%	(1,010)
John B Sanfilippo & Son, Inc.	219	0.32%	(1,218)
Molson Coors Beverage Co. — Class B	1,081	0.92%	(2,110)
B&G Foods, Inc.	1,377	0.39%	(3,640)
H&R Block, Inc.	934	0.35%	(4,237)
Total Consumer, Non-cyclical			190,486

Utilities
AES Corp.	3,353	1.05%	18,149
FirstEnergy Corp.	1,297	1.00%	13,854
PPL Corp.	1,800	1.02%	8,545
Portland General Electric Co.	1,003	0.88%	6,142
Pinnacle West Capital Corp.	638	0.91%	6,052
Southern Co.	441	0.44%	2,685
NRG Energy, Inc.	1,481	0.93%	2,110
Avangrid, Inc.	928	0.75%	2,064
Exelon Corp.	1,367	0.99%	2,021
NiSource, Inc.	790	0.35%	1,082
Ameren Corp.	585	0.71%	872
Avista Corp.	359	0.27%	853
Entergy Corp.	188	0.36%	397
Evergy, Inc.	952	0.98%	(73)
Public Service Enterprise Group, Inc.	557	0.52%	(526)
Vistra Energy Corp.	2,172	0.79%	(6,940)
National Fuel Gas Co.	975	0.72%	(8,284)
Total Utilities			49,003

Industrial
Kansas City Southern	240	0.58%	11,645
Norfolk Southern Corp.	345	1.06%	9,360
Lincoln Electric Holdings, Inc.	602	0.92%	8,470
Regal Beloit Corp.	470	0.64%	7,563
Caterpillar, Inc.	277	0.65%	7,300
Crane Co.	672	0.92%	6,637
CSX Corp.	702	0.80%	6,083
Marten Transport Ltd.	1,215	0.41%	5,496
Oshkosh Corp.	210	0.31%	5,110
Agilent Technologies, Inc.	275	0.37%	4,808
Union Pacific Corp.	148	0.42%	4,255
Old Dominion Freight Line, Inc.	80	0.24%	3,729
Gentex Corp.	1,581	0.72%	3,586
Landstar System, Inc.	372	0.67%	3,490
Mettler-Toledo International, Inc.	28	0.35%	3,433
Knight-Swift Transportation Holdings, Inc.	759	0.43%	3,283
Garmin Ltd.	221	0.34%	3,012

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Werner Enterprises, Inc.	1,284	0.74%	$2,985
Kennametal, Inc.	896	0.52%	2,535
Honeywell International, Inc.	127	0.36%	2,103
Heartland Express, Inc.	1,329	0.44%	2,087
Waters Corp.	112	0.41%	1,822
Schneider National, Inc. — Class B	1,573	0.54%	1,334
Sturm Ruger & Company, Inc.	512	0.38%	1,282
Vishay Intertechnology, Inc.	797	0.27%	787
MDU Resources Group, Inc.	523	0.25%	298
J.B. Hunt Transport Services, Inc.	264	0.49%	170
Echo Global Logistics, Inc.	1,258	0.41%	(336)
CH Robinson Worldwide, Inc.	619	0.77%	(1,570)
Textron, Inc.	708	0.50%	(2,321)
FedEx Corp.	324	0.77%	(6,582)
Total Industrial			101,854

Financial
Weingarten Realty Investors	2,043	1.01%	5,219
Apartment Investment & Management Co. — Class A	760	0.62%	4,929
JPMorgan Chase & Co.	118	0.26%	4,634
Deluxe Corp.	453	0.36%	4,201
Hartford Financial Services Group, Inc.	247	0.24%	3,280
Brixmor Property Group, Inc.	1,802	0.62%	3,026
Janus Henderson Group plc	698	0.27%	2,309
Equity Commonwealth	2,207	1.15%	2,284
Lexington Realty Trust	5,829	0.98%	1,611
M&T Bank Corp.	93	0.25%	711
Comerica, Inc.	217	0.25%	655
Sunstone Hotel Investors, Inc.	1,227	0.27%	(22)
Travelers Companies, Inc.	113	0.24%	(445)
Franklin Resources, Inc.	696	0.29%	(690)
Summit Hotel Properties, Inc.	2,120	0.41%	(1,138)
Total Financial			30,564

Energy
Phillips 66	234	0.41%	6,122
Devon Energy Corp.	1,423	0.58%	5,716
Kinder Morgan, Inc.	1,387	0.46%	3,878
Valero Energy Corp.	377	0.56%	3,644
ConocoPhillips	457	0.47%	3,526
HollyFrontier Corp.	590	0.47%	2,384
ONEOK, Inc.	215	0.26%	1,177
Chevron Corp.	438	0.83%	1,136
Delek US Holdings, Inc.	776	0.41%	452
CVR Energy, Inc.	648	0.41%	(3,971)
Exxon Mobil Corp.	1,105	1.22%	(4,844)
Total Energy			19,220

Communications
AT&T, Inc.	1,683	1.04%	12,753
Verizon Communications, Inc.	1,280	1.24%	8,552
TEGNA, Inc.	1,303	0.34%	5,710
Discovery, Inc. — Class A	1,322	0.68%	5,474

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Omnicom Group, Inc.	975	1.25%	$4,409
News Corp. — Class A	2,539	0.57%	3,354
Booking Holdings, Inc.	17	0.55%	1,728
Juniper Networks, Inc.	600	0.23%	722
Alphabet, Inc. — Class C	13	0.27%	452
Scholastic Corp.	444	0.27%	267
Yelp, Inc. — Class A	696	0.38%	265
AMC Networks, Inc. — Class A	948	0.59%	(265)
eBay, Inc.	1,144	0.65%	(1,896)
Total Communications			41,525

Basic Materials
Domtar Corp.	464	0.28%	(1,606)

Technology
Skyworks Solutions, Inc.	150	0.29%	8,396
Activision Blizzard, Inc.	367	0.34%	2,541
Oracle Corp.	270	0.23%	1,281
Teradata Corp.	603	0.26%	(1,778)
Total Technology			10,440
Total MS Long/Short Equity Long Custom Basket			$511,386

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
WP Carey, Inc.	721	(1.17)%	5,165
Old National Bancorp	2,451	(0.91)%	3,311
Essential Properties Realty Trust, Inc.	1,283	(0.65)%	2,124
Acadia Realty Trust	733	(0.39)%	1,775
Valley National Bancorp	2,328	(0.54)%	1,396
People’s United Financial, Inc.	2,664	(0.92)%	591
CME Group, Inc. — Class A	121	(0.50)%	590
Northwest Bancshares, Inc.	1,123	(0.38)%	316
American Assets Trust, Inc.	942	(0.88)%	72
National Storage Affiliates Trust	491	(0.34)%	7
BancorpSouth Bank	652	(0.42)%	(156)
Glacier Bancorp, Inc.	510	(0.48)%	(158)
American Campus Communities, Inc.	1,183	(1.14)%	(212)
Global Net Lease, Inc.	783	(0.32)%	(534)
Armada Hoffler Properties, Inc.	1,982	(0.74)%	(565)
Atlantic Union Bankshares Corp.	378	(0.29)%	(572)
BankUnited, Inc.	291	(0.22)%	(603)
Capitol Federal Financial, Inc.	1,278	(0.36)%	(621)
UDR, Inc.	729	(0.70)%	(1,079)
Reinsurance Group of America, Inc. — Class A	303	(1.01)%	(1,098)
CenterState Bank Corp.	657	(0.34)%	(1,143)
Camden Property Trust	252	(0.55)%	(1,170)
Mastercard, Inc. — Class A	64	(0.39)%	(1,266)
STAG Industrial, Inc.	896	(0.58)%	(1,651)
UMB Financial Corp.	258	(0.36)%	(1,665)
QTS Realty Trust, Inc. — Class A	502	(0.56)%	(1,749)
RenaissanceRe Holdings Ltd.	174	(0.70)%	(1,764)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized (Depreciation)
Columbia Financial, Inc.	1,043	(0.36)%	$(1,854)
Intercontinental Exchange, Inc.	492	(0.93)%	(1,931)
Synovus Financial Corp.	451	(0.36)%	(1,931)
Washington Real Estate Investment Trust	1,076	(0.64)%	(1,950)
Healthcare Realty Trust, Inc.	1,494	(1.02)%	(1,995)
Brown & Brown, Inc.	1,264	(1.02)%	(2,066)
Douglas Emmett, Inc.	497	(0.45)%	(2,367)
STORE Capital Corp.	1,161	(0.88)%	(2,836)
Realty Income Corp.	754	(1.13)%	(2,949)
Agree Realty Corp.	821	(1.18)%	(3,096)
Crown Castle International Corp.	254	(0.74)%	(3,937)
Americold Realty Trust	3,316	(2.38)%	(4,006)
BOK Financial Corp.	466	(0.83)%	(4,519)
American Tower Corp. — Class A	252	(1.18)%	(5,112)
Athene Holding Ltd. — Class A	638	(0.61)%	(5,125)
Arthur J Gallagher & Co.	646	(1.26)%	(5,633)
Easterly Government Properties, Inc.	3,052	(1.48)%	(5,759)
RLI Corp.	579	(1.07)%	(6,346)
Hudson Pacific Properties, Inc.	2,023	(1.56)%	(6,401)
Equinix, Inc.	46	(0.55)%	(6,432)
EastGroup Properties, Inc.	256	(0.69)%	(6,445)
First Republic Bank	429	(1.03)%	(6,513)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Fifth Third Bancorp	1,408	(0.88)%	$(6,672)
Everest Re Group Ltd.	161	(0.91)%	(6,887)
SBA Communications Corp.	204	(1.01)%	(6,940)
Alexandria Real Estate Equities, Inc.	454	(1.50)%	(7,864)
Sun Communities, Inc.	433	(1.33)%	(10,150)
Rexford Industrial Realty, Inc.	1,538	(1.44)%	(16,616)
Terreno Realty Corp.	1,159	(1.28)%	(16,695)
Total Financial			(161,686)

Technology
Appian Corp.	185	(0.14)%	2,883
Workday, Inc. — Class A	46	(0.15)%	1,583
Elastic N.V.	83	(0.11)%	867
MongoDB, Inc.	74	(0.20)%	729
Alteryx, Inc. — Class A	71	(0.15)%	710
Veeva Systems, Inc. — Class A	52	(0.15)%	603
Intuit, Inc.	39	(0.21)%	334
Atlassian Corporation plc — Class A	59	(0.15)%	327
ServiceNow, Inc.	30	(0.17)%	294
Zscaler, Inc.	136	(0.13)%	147
Manhattan Associates, Inc.	81	(0.13)%	142
Twilio, Inc. — Class A	62	(0.12)%	(15)
Aspen Technology, Inc.	65	(0.16)%	(82)
Workiva, Inc.	151	(0.13)%	(156)
Guidewire Software, Inc.	66	(0.15)%	(178)
LivePerson, Inc.	173	(0.13)%	(204)
Paychex, Inc.	300	(0.52)%	(341)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized (Depreciation)
Fair Isaac Corp.	23	(0.18)%	$(558)
Coupa Software, Inc.	56	(0.17)%	(593)
Autodesk, Inc.	64	(0.24)%	(615)
Appfolio, Inc. — Class A	60	(0.13)%	(622)
HubSpot, Inc.	114	(0.37)%	(736)
Accenture plc — Class A	53	(0.23)%	(835)
PROS Holdings, Inc.	117	(0.14)%	(860)
Tyler Technologies, Inc.	19	(0.12)%	(920)
ANSYS, Inc.	27	(0.14)%	(1,161)
Monolithic Power Systems, Inc.	48	(0.17)%	(1,351)
ExlService Holdings, Inc.	469	(0.67)%	(1,521)
Smartsheet, Inc. — Class A	276	(0.25)%	(1,565)
Five9, Inc.	96	(0.13)%	(1,671)
Paycom Software, Inc.	34	(0.18)%	(1,707)
EPAM Systems, Inc.	136	(0.59)%	(2,365)
Science Applications International Corp.	564	(1.00)%	(2,393)
DocuSign, Inc.	224	(0.34)%	(2,517)
Broadcom, Inc.	61	(0.39)%	(2,736)
Adobe, Inc.	82	(0.55)%	(3,093)
Black Knight, Inc.	643	(0.85)%	(3,496)
salesforce.com, Inc.	284	(0.94)%	(3,556)
Genpact Ltd.	893	(0.77)%	(3,618)
ACI Worldwide, Inc.	919	(0.71)%	(3,820)
CACI International, Inc. — Class A	208	(1.06)%	(5,460)
Envestnet, Inc.	418	(0.60)%	(6,344)
Splunk, Inc.	205	(0.63)%	(6,686)
Total Technology			(53,156)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
California Water Service Group	302	(0.32)%	$370
PNM Resources, Inc.	314	(0.33)%	160
South Jersey Industries, Inc.	499	(0.34)%	43
Eversource Energy	189	(0.33)%	(193)
WEC Energy Group, Inc.	174	(0.33)%	(316)
Sempra Energy	70	(0.22)%	(323)
Alliant Energy Corp.	290	(0.32)%	(453)
MGE Energy, Inc.	136	(0.22)%	(559)
American States Water Co.	300	(0.53)%	(864)
American Water Works Company, Inc.	217	(0.54)%	(1,377)
Atmos Energy Corp.	140	(0.32)%	(1,850)
NextEra Energy, Inc.	67	(0.33)%	(3,181)
Dominion Energy, Inc.	1,424	(2.41)%	(6,931)
Total Utilities			(15,474)

Consumer, Non-cyclical
Rollins, Inc.	408	(0.28)%	1,777
Guardant Health, Inc.	102	(0.16)%	1,370
Verisk Analytics, Inc. — Class A	109	(0.33)%	881
Gartner, Inc.	178	(0.56)%	746
Glaukos Corp.	98	(0.11)%	426
FleetCor Technologies, Inc.	106	(0.62)%	406
Avalara, Inc.	85	(0.13)%	(158)
Booz Allen Hamilton Holding Corp.	140	(0.20)%	(251)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Intuitive Surgical, Inc.	14	(0.17)%	$(725)
Bright Horizons Family Solutions, Inc.	175	(0.54)%	(762)
LiveRamp Holdings, Inc.	143	(0.14)%	(779)
Illumina, Inc.	26	(0.18)%	(1,014)
ResMed, Inc.	42	(0.13)%	(1,062)
Viad Corp.	417	(0.58)%	(1,092)
Paylocity Holding Corp.	47	(0.12)%	(1,345)
PayPal Holdings, Inc.	395	(0.87)%	(1,833)
Euronet Worldwide, Inc.	155	(0.50)%	(2,080)
IHS Markit Ltd.	145	(0.22)%	(2,381)
WEX, Inc.	260	(1.11)%	(3,701)
Brink’s Co.	355	(0.66)%	(4,154)
MarketAxess Holdings, Inc.	45	(0.35)%	(5,597)
Avery Dennison Corp.	342	(0.91)%	(7,350)
Total Consumer, Non-cyclical			(28,678)

Basic Materials
Allegheny Technologies, Inc.	685	(0.29)%	4,364
Balchem Corp.	406	(0.84)%	3,740
WR Grace & Co.	555	(0.79)%	1,592
Livent Corp.	1	0.00%	3
Compass Minerals International, Inc.	659	(0.82)%	(72)
Carpenter Technology Corp.	562	(0.57)%	(346)
Kaiser Aluminum Corp.	241	(0.55)%	(1,624)
Southern Copper Corp.	462	(0.40)%	(2,515)
Steel Dynamics, Inc.	536	(0.37)%	(3,048)
Reliance Steel & Aluminum Co.	168	(0.41)%	(3,772)
Commercial Metals Co.	788	(0.36)%	(3,849)
Freeport-McMoRan, Inc.	1,997	(0.54)%	(4,642)
RPM International, Inc.	507	(0.80)%	(4,896)
Air Products & Chemicals, Inc.	154	(0.74)%	(6,973)
PPG Industries, Inc.	320	(0.87)%	(7,082)
Sherwin-Williams Co.	73	(0.87)%	(8,039)
Linde plc	367	(1.60)%	(8,938)
Total Basic Materials			(46,097)

Industrial
HEICO Corp.	120	(0.28)%	1,758
Roper Technologies, Inc.	77	(0.56)%	763
Exponent, Inc.	285	(0.40)%	305
Casella Waste Systems, Inc. — Class A	362	(0.34)%	(1,030)
Materion Corp.	629	(0.76)%	(1,174)
Ball Corp.	473	(0.63)%	(1,255)
Universal Display Corp.	38	(0.16)%	(1,299)
Sonoco Products Co.	369	(0.47)%	(2,251)
Westinghouse Air Brake Technologies Corp.	230	(0.37)%	(3,054)
Vulcan Materials Co.	302	(0.89)%	(4,458)
Worthington Industries, Inc.	879	(0.76)%	(4,776)
Martin Marietta Materials, Inc.	167	(0.95)%	(10,063)
TransDigm Group, Inc.	129	(1.48)%	(14,320)
Total Industrial			(40,854)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
8x8, Inc.	1,175	(0.44)%	$2,403
Palo Alto Networks, Inc.	100	(0.47)%	1,007
Proofpoint, Inc.	238	(0.56)%	603
Okta, Inc.	84	(0.20)%	486
VeriSign, Inc.	41	(0.16)%	170
Zendesk, Inc.	342	(0.54)%	(770)
Anaplan, Inc.	155	(0.17)%	(842)
Trade Desk, Inc. — Class A	27	(0.14)%	(1,096)
Charter Communications, Inc. — Class A	32	(0.32)%	(1,232)
RingCentral, Inc. — Class A	46	(0.16)%	(2,048)
Q2 Holdings, Inc.	379	(0.63)%	(2,963)
Total Communications			(4,282)

Consumer, Cyclical
Wingstop, Inc.	298	(0.53)%	2,231
McDonald’s Corp.	79	(0.32)%	408
Steven Madden Ltd.	1	0.00%	(2)
Toro Co.	446	(0.73)%	(3,234)
Total Consumer, Cyclical			(597)

Energy
Warrior Met Coal, Inc.	825	(0.36)%	(1,481)
Total MS Long/Short Equity Short Custom Basket			$(352,305)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Darling Ingredients, Inc.	1,994	0.90%	$17,282
CVS Health Corp.	835	0.99%	16,967
Eli Lilly & Co.	539	1.13%	12,656
Amgen, Inc.	277	1.07%	10,985
Ingredion, Inc.	663	0.98%	8,428
Sysco Corp.	652	0.89%	7,553
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Zimmer Biomet Holdings, Inc.	247	0.58%	$7,212
Kellogg Co.	857	0.94%	6,865
Archer-Daniels-Midland Co.	1,683	1.23%	6,022
Merck & Company, Inc.	717	1.03%	5,651
Jazz Pharmaceuticals plc	261	0.62%	5,110
Medtronic plc	347	0.62%	5,088
Campbell Soup Co.	799	0.62%	4,518
Becton Dickinson and Co.	123	0.53%	4,299
Molina Healthcare, Inc.	148	0.32%	3,463
Hormel Foods Corp.	1,196	0.85%	3,459
Cardinal Health, Inc.	879	0.70%	3,443
Hologic, Inc.	752	0.62%	3,344
Johnson & Johnson	337	0.78%	3,135
McKesson Corp.	518	1.13%	2,934
Philip Morris International, Inc.	464	0.62%	2,839
Baxter International, Inc.	465	0.61%	2,658
TrueBlue, Inc.	943	0.36%	2,519
Herbalife Nutrition Ltd.	567	0.43%	2,418
Thermo Fisher Scientific, Inc.	74	0.38%	2,391
Post Holdings, Inc.	495	0.85%	2,295
Kimberly-Clark Corp.	561	1.22%	2,119
Abbott Laboratories	432	0.59%	1,877
Macquarie Infrastructure Corp.	423	0.29%	1,679
Clorox Co.	182	0.44%	1,252

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cal-Maine Foods, Inc.	551	0.37%	$1,236
Procter & Gamble Co.	330	0.65%	1,191
General Mills, Inc.	1,075	0.91%	1,018
Integer Holdings Corp.	332	0.42%	979
STERIS plc	155	0.37%	792
Innoviva, Inc.	1,571	0.35%	539
PepsiCo, Inc.	118	0.25%	409
Mondelez International, Inc. — Class A	364	0.32%	187
Alexion Pharmaceuticals, Inc.	232	0.40%	73
TreeHouse Foods, Inc.	442	0.34%	(326)
Molson Coors Beverage Co. — Class B	1,081	0.92%	(403)
United Therapeutics Corp.	272	0.38%	(499)
Hershey Co.	104	0.24%	(871)
Gilead Sciences, Inc.	961	0.99%	(1,076)
John B Sanfilippo & Son, Inc.	219	0.32%	(1,183)
JM Smucker Co.	578	0.95%	(4,334)
B&G Foods, Inc.	1,377	0.39%	(4,349)
Pfizer, Inc.	1,663	1.03%	(4,563)
H&R Block, Inc.	934	0.35%	(4,624)
Total Consumer, Non-cyclical			144,657

Utilities
AES Corp.	3,353	1.05%	12,764
PPL Corp.	1,800	1.02%	9,495
FirstEnergy Corp.	1,297	1.00%	7,277
Southern Co.	441	0.44%	2,553
Avangrid, Inc.	928	0.75%	2,143
NRG Energy, Inc.	1,481	0.93%	1,784
NiSource, Inc.	790	0.35%	1,148
Portland General Electric Co.	1,003	0.88%	1,081
Ameren Corp.	585	0.71%	641
Avista Corp.	359	0.27%	616
Entergy Corp.	188	0.36%	421
Evergy, Inc.	952	0.98%	13
Exelon Corp.	1,367	0.99%	(519)
Public Service Enterprise Group, Inc.	557	0.52%	(848)
Pinnacle West Capital Corp.	638	0.91%	(3,241)
National Fuel Gas Co.	975	0.72%	(5,892)
Vistra Energy Corp.	2,094	0.76%	(6,032)
Total Utilities			23,404

Industrial
Lincoln Electric Holdings, Inc.	602	0.92%	8,252
Kansas City Southern	240	0.58%	7,803
Regal Beloit Corp.	470	0.64%	7,344
Werner Enterprises, Inc.	1,284	0.74%	7,252
Caterpillar, Inc.	277	0.65%	6,839
Crane Co.	672	0.92%	6,479
Schneider National, Inc. — Class B	1,573	0.54%	6,072
Landstar System, Inc.	372	0.67%	4,531
Vishay Intertechnology, Inc.	797	0.27%	4,336
Marten Transport Ltd.	1,215	0.41%	4,253
Agilent Technologies, Inc.	275	0.37%	4,199
Union Pacific Corp.	148	0.42%	4,064
Old Dominion Freight Line, Inc.	80	0.24%	3,923

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Knight-Swift Transportation Holdings, Inc.	759	0.43%	$3,628
Gentex Corp.	1,581	0.72%	3,620
Oshkosh Corp.	210	0.31%	3,608
Kennametal, Inc.	896	0.52%	3,489
Mettler-Toledo International, Inc.	28	0.35%	3,313
Heartland Express, Inc.	1,329	0.44%	3,083
Garmin Ltd.	221	0.34%	2,923
Waters Corp.	112	0.41%	2,862
Norfolk Southern Corp.	345	1.06%	2,241
Honeywell International, Inc.	127	0.36%	2,000
Sturm Ruger & Company, Inc.	512	0.38%	985
MDU Resources Group, Inc.	523	0.25%	326
Echo Global Logistics, Inc.	1,258	0.41%	299
J.B. Hunt Transport Services, Inc.	264	0.49%	107
CSX Corp.	702	0.80%	(476)
CH Robinson Worldwide, Inc.	619	0.77%	(2,005)
Textron, Inc.	708	0.50%	(2,211)
FedEx Corp.	324	0.77%	(2,404)
Total Industrial			100,735

Energy
Phillips 66	234	0.41%	6,248
HollyFrontier Corp.	590	0.47%	6,012
Devon Energy Corp.	1,423	0.58%	5,932
Valero Energy Corp.	377	0.56%	5,417
ConocoPhillips	457	0.47%	3,554
ONEOK, Inc.	215	0.26%	1,194
Kinder Morgan, Inc.	1,387	0.46%	541
Chevron Corp.	438	0.83%	(409)
Delek US Holdings, Inc.	776	0.41%	(1,641)
Exxon Mobil Corp.	1,105	1.22%	(3,231)
CVR Energy, Inc.	648	0.41%	(4,045)
Total Energy			19,572

Financial
Weingarten Realty Investors	2,043	1.01%	5,211
Deluxe Corp.	453	0.36%	4,045
JPMorgan Chase & Co.	118	0.26%	3,389
Brixmor Property Group, Inc.	1,802	0.62%	2,931
Janus Henderson Group plc	698	0.27%	2,297
Hartford Financial Services Group, Inc.	247	0.24%	1,502
Lexington Realty Trust	5,829	0.98%	1,484
Summit Hotel Properties, Inc.	2,120	0.41%	1,452
M&T Bank Corp.	93	0.25%	665
Comerica, Inc.	217	0.25%	503
Apartment Investment & Management Co. — Class A	760	0.62%	395
Sunstone Hotel Investors, Inc.	1,227	0.27%	(29)
Travelers Companies, Inc.	113	0.24%	(457)
Franklin Resources, Inc.	696	0.29%	(764)
Equity Commonwealth	2,207	1.15%	(1,677)
Total Financial			20,947

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
World Fuel Services Corp.	1,024	0.70%	$10,495
Carnival Corp.	860	0.69%	6,895
Las Vegas Sands Corp.	548	0.60%	6,090
Norwegian Cruise Line Holdings Ltd.	440	0.41%	4,452
Lear Corp.	362	0.79%	3,876
BorgWarner, Inc.	906	0.62%	3,872
Aptiv plc	368	0.55%	3,733
Allison Transmission Holdings, Inc.	844	0.64%	3,681
Wyndham Destinations, Inc.	650	0.53%	3,670
Autoliv, Inc.	468	0.62%	3,397
Royal Caribbean Cruises Ltd.	176	0.37%	3,273
Southwest Airlines Co.	880	0.75%	2,992
AutoZone, Inc.	21	0.40%	2,975
Gentherm, Inc.	798	0.56%	2,811
Toll Brothers, Inc.	718	0.45%	2,134
PulteGroup, Inc.	602	0.37%	1,571
Delta Air Lines, Inc.	551	0.51%	1,399
SkyWest, Inc.	359	0.37%	870
Starbucks Corp.	210	0.29%	775
Brunswick Corp.	619	0.59%	723
Extended Stay America, Inc.	2,391	0.56%	647
Allegiant Travel Co. — Class A	111	0.31%	567
United Airlines Holdings, Inc.	214	0.30%	477
DR Horton, Inc.	289	0.24%	407
Polaris, Inc.	261	0.42%	88
Cummins, Inc.	139	0.39%	(269)
JetBlue Airways Corp.	807	0.24%	(299)
Mohawk Industries, Inc.	103	0.22%	(735)
Lennar Corp. — Class A	346	0.31%	(998)
Goodyear Tire & Rubber Co.	1,212	0.30%	(1,022)
Whirlpool Corp.	272	0.63%	(1,148)
General Motors Co.	576	0.33%	(1,365)
Cracker Barrel Old Country Store, Inc.	244	0.59%	(1,494)
Total Consumer, Cyclical			64,540

Communications
AT&T, Inc.	1,683	1.04%	9,551
Verizon Communications, Inc.	1,280	1.24%	5,594
News Corp. — Class A	2,539	0.57%	4,616
Discovery, Inc. — Class A	1,322	0.68%	4,464
Scholastic Corp.	444	0.27%	2,399
TEGNA, Inc.	1,303	0.34%	2,253
Omnicom Group, Inc.	975	1.25%	2,206
Booking Holdings, Inc.	17	0.55%	1,797
Juniper Networks, Inc.	600	0.23%	642
Yelp, Inc. — Class A	696	0.38%	383
Alphabet, Inc. — Class C	13	0.27%	313
AMC Networks, Inc. — Class A	948	0.59%	(301)
eBay, Inc.	1,144	0.65%	(2,055)
Total Communications			31,862

Basic Materials
Domtar Corp.	464	0.28%	(689)
Technology
Skyworks Solutions, Inc.	150	0.29%	7,038

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Activision Blizzard, Inc.	367	0.34%	$2,475
Oracle Corp.	270	0.23%	(233)
Teradata Corp.	603	0.26%	(1,524)
Total Technology			7,756
Total GS Long/Short Equity Long Custom Basket			$412,784

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
WP Carey, Inc.	721	(1.25)%	5,997
Essential Properties Realty Trust, Inc.	1,283	(0.69)%	2,083
Acadia Realty Trust	733	(0.42)%	1,776
CME Group, Inc. — Class A	121	(0.52)%	625
Northwest Bancshares, Inc.	1,123	(0.40)%	295
National Storage Affiliates Trust	491	(0.35)%	176
UDR, Inc.	729	(0.73)%	144
American Assets Trust, Inc.	942	(0.93)%	71
Capitol Federal Financial, Inc.	1,278	(0.38)%	64
BancorpSouth Bank	652	(0.44)%	(162)
Camden Property Trust	252	(0.57)%	(172)
American Campus Communities, Inc.	1,183	(1.19)%	(346)
Atlantic Union Bankshares Corp.	378	(0.30)%	(439)
Global Net Lease, Inc.	783	(0.34)%	(531)
Armada Hoffler Properties, Inc.	1,982	(0.78)%	(558)
BankUnited, Inc.	291	(0.23)%	(890)
CenterState Bank Corp.	657	(0.35)%	(970)
	Shares	Percentage Notional Amount	Value and Unrealized (Depreciation)
Reinsurance Group of America, Inc. — Class A	303	(1.06)%	$(1,049)
Realty Income Corp.	754	(1.19)%	(1,056)
Intercontinental Exchange, Inc.	492	(0.98)%	(1,183)
RLI Corp.	579	(1.12)%	(1,291)
Douglas Emmett, Inc.	497	(0.47)%	(1,501)
Crown Castle International Corp.	254	(0.78)%	(1,577)
STAG Industrial, Inc.	896	(0.61)%	(1,633)
UMB Financial Corp.	258	(0.38)%	(1,645)
RenaissanceRe Holdings Ltd.	174	(0.73)%	(1,645)
QTS Realty Trust, Inc. — Class A	502	(0.58)%	(1,766)
Synovus Financial Corp.	451	(0.38)%	(1,796)
Mastercard, Inc. — Class A	64	(0.41)%	(1,835)
Healthcare Realty Trust, Inc.	1,494	(1.07)%	(1,857)
Washington Real Estate Investment Trust	1,076	(0.67)%	(1,912)
Brown & Brown, Inc.	1,264	(1.07)%	(2,068)
Columbia Financial, Inc.	1,043	(0.38)%	(2,090)
Valley National Bancorp	2,328	(0.57)%	(2,361)
STORE Capital Corp.	1,161	(0.93)%	(2,630)
Glacier Bancorp, Inc.	510	(0.50)%	(2,968)
Agree Realty Corp.	821	(1.24)%	(3,031)
People’s United Financial, Inc.	2,664	(0.97)%	(3,037)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Everest Re Group Ltd.	161	(0.96)%	$(3,408)
SBA Communications Corp.	204	(1.06)%	(3,550)
Equinix, Inc.	46	(0.58)%	(3,655)
American Tower Corp. — Class A	252	(1.24)%	(3,794)
Old National Bancorp	2,451	(0.96)%	(3,927)
Alexandria Real Estate Equities, Inc.	454	(1.58)%	(3,991)
EastGroup Properties, Inc.	256	(0.73)%	(4,657)
BOK Financial Corp.	466	(0.87)%	(4,855)
Athene Holding Ltd. — Class A	638	(0.64)%	(5,122)
Arthur J Gallagher & Co.	646	(1.32)%	(5,465)
Easterly Government Properties, Inc.	3,052	(1.56)%	(5,872)
Fifth Third Bancorp	1,408	(0.93)%	(6,435)
Hudson Pacific Properties, Inc.	2,023	(1.64)%	(6,775)
First Republic Bank	429	(1.08)%	(7,490)
Terreno Realty Corp.	1,159	(1.35)%	(8,116)
Sun Communities, Inc.	433	(1.40)%	(9,297)
Rexford Industrial Realty, Inc.	1,538	(1.51)%	(9,303)
Total Financial			(128,480)

Technology
Appian Corp.	185	(0.15)%	2,640
Elastic N.V.	83	(0.11)%	2,196
Workday, Inc. — Class A	46	(0.16)%	1,625
Alteryx, Inc. — Class A	71	(0.15)%	1,391
Veeva Systems, Inc. — Class A	52	(0.16)%	1,106
MongoDB, Inc.	74	(0.21)%	1,062
Atlassian Corporation plc — Class A	59	(0.15)%	748
Aspen Technology, Inc.	65	(0.17)%	520
ServiceNow, Inc.	30	(0.18)%	330
Zscaler, Inc.	136	(0.14)%	237
Manhattan Associates, Inc.	81	(0.14)%	213
Coupa Software, Inc.	56	(0.18)%	127
Intuit, Inc.	39	(0.22)%	41
Twilio, Inc. — Class A	62	(0.13)%	(7)
LivePerson, Inc.	173	(0.14)%	(143)
Workiva, Inc.	151	(0.14)%	(190)
Paychex, Inc.	300	(0.55)%	(299)
HubSpot, Inc.	114	(0.39)%	(481)
Fair Isaac Corp.	23	(0.19)%	(553)
Appfolio, Inc. — Class A	60	(0.14)%	(642)
Guidewire Software, Inc.	66	(0.16)%	(684)
Accenture plc — Class A	53	(0.24)%	(807)
PROS Holdings, Inc.	117	(0.15)%	(910)
Tyler Technologies, Inc.	19	(0.12)%	(917)
Autodesk, Inc.	64	(0.25)%	(1,091)
Paycom Software, Inc.	34	(0.19)%	(1,288)
ANSYS, Inc.	27	(0.15)%	(1,358)
Smartsheet, Inc. — Class A	276	(0.27)%	(1,372)
ExlService Holdings, Inc.	469	(0.70)%	(1,517)
Five9, Inc.	96	(0.14)%	(1,580)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Science Applications International Corp.	564	(1.05)%	$(2,240)
Monolithic Power Systems, Inc.	48	(0.18)%	(2,249)
EPAM Systems, Inc.	136	(0.62)%	(2,429)
Broadcom, Inc.	61	(0.41)%	(2,587)
DocuSign, Inc.	224	(0.36)%	(2,954)
Adobe, Inc.	82	(0.58)%	(3,262)
Black Knight, Inc.	643	(0.89)%	(3,395)
Genpact Ltd.	893	(0.81)%	(3,509)
salesforce.com, Inc.	284	(0.99)%	(3,875)
ACI Worldwide, Inc.	919	(0.75)%	(3,939)
CACI International, Inc. — Class A	208	(1.12)%	(5,356)
Envestnet, Inc.	418	(0.62)%	(6,290)
Splunk, Inc.	205	(0.66)%	(6,401)
Total Technology			(50,089)

Utilities
California Water Service Group	302	(0.33)%	397
PNM Resources, Inc.	314	(0.34)%	205
Eversource Energy	189	(0.35)%	(158)
WEC Energy Group, Inc.	174	(0.34)%	(294)
Sempra Energy	70	(0.23)%	(358)
Alliant Energy Corp.	290	(0.34)%	(524)
MGE Energy, Inc.	136	(0.23)%	(571)
South Jersey Industries, Inc.	499	(0.35)%	(591)
American States Water Co.	300	(0.56)%	(803)
American Water Works Company, Inc.	217	(0.57)%	(1,047)
Atmos Energy Corp.	140	(0.34)%	(1,266)
NextEra Energy, Inc.	67	(0.35)%	(2,693)
Total Utilities			(7,703)

Consumer, Non-cyclical
Rollins, Inc.	407	(0.29)%	1,784
Verisk Analytics, Inc. — Class A	109	(0.35)%	892
Gartner, Inc.	178	(0.59)%	732
Avalara, Inc.	85	(0.13)%	647
Glaukos Corp.	98	(0.11)%	491
FleetCor Technologies, Inc.	106	(0.65)%	459
Guardant Health, Inc.	102	(0.17)%	233
Bright Horizons Family Solutions, Inc.	175	(0.56)%	(46)
Booz Allen Hamilton Holding Corp.	140	(0.21)%	(192)
LiveRamp Holdings, Inc.	143	(0.15)%	(701)
Paylocity Holding Corp.	47	(0.12)%	(703)
Intuitive Surgical, Inc.	14	(0.18)%	(885)
Illumina, Inc.	26	(0.19)%	(913)
ResMed, Inc.	42	(0.14)%	(1,045)
Viad Corp.	417	(0.60)%	(1,192)
PayPal Holdings, Inc.	395	(0.92)%	(1,608)
Euronet Worldwide, Inc.	155	(0.52)%	(1,860)
MarketAxess Holdings, Inc.	45	(0.37)%	(1,879)
IHS Markit Ltd.	145	(0.23)%	(2,278)
WEX, Inc.	260	(1.17)%	(3,477)
Brink’s Co.	355	(0.69)%	(3,790)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Avery Dennison Corp.	342	(0.96)%	$(6,835)
Total Consumer, Non-cyclical			(22,166)

Basic Materials
WR Grace & Co.	555	(0.83)%	2,604
Allegheny Technologies, Inc.	685	(0.30)%	2,357
Carpenter Technology Corp.	562	(0.60)%	(197)
Balchem Corp.	406	(0.89)%	(2,024)
Southern Copper Corp.	462	(0.42)%	(2,532)
Air Products & Chemicals, Inc.	154	(0.78)%	(3,050)
Compass Minerals International, Inc.	659	(0.86)%	(3,112)
Steel Dynamics, Inc.	536	(0.39)%	(3,115)
Reliance Steel & Aluminum Co.	168	(0.43)%	(3,749)
Commercial Metals Co.	788	(0.38)%	(3,848)
Kaiser Aluminum Corp.	241	(0.57)%	(4,083)
Freeport-McMoRan, Inc.	1,997	(0.56)%	(4,764)
PPG Industries, Inc.	320	(0.92)%	(5,835)
Linde plc	367	(1.68)%	(6,091)
Sherwin-Williams Co.	73	(0.91)%	(6,848)
RPM International, Inc.	507	(0.84)%	(7,978)
Total Basic Materials			(52,265)

Industrial
Materion Corp.	629	(0.80)%	3,576
HEICO Corp.	120	(0.29)%	1,919
Ball Corp.	473	(0.66)%	1,015
Roper Technologies, Inc.	77	(0.59)%	814
Exponent, Inc.	285	(0.42)%	350
Universal Display Corp.	38	(0.17)%	(522)
Casella Waste Systems, Inc. — Class A	362	(0.36)%	(1,001)
Vulcan Materials Co.	302	(0.93)%	(1,919)
Sonoco Products Co.	369	(0.49)%	(2,183)
Westinghouse Air Brake Technologies Corp.	230	(0.38)%	(2,837)
Worthington Industries, Inc.	879	(0.80)%	(4,746)
Martin Marietta Materials, Inc.	167	(1.00)%	(7,644)
TransDigm Group, Inc.	129	(1.55)%	(11,978)
Total Industrial			(25,156)

Communications
8x8, Inc.	1,175	(0.46)%	2,375
Okta, Inc.	84	(0.21)%	1,109
VeriSign, Inc.	41	(0.17)%	361
Zendesk, Inc.	342	(0.56)%	(235)
Proofpoint, Inc.	238	(0.59)%	(559)
Anaplan, Inc.	155	(0.17)%	(766)
Trade Desk, Inc. — Class A	27	(0.15)%	(827)
Charter Communications, Inc. — Class A	32	(0.33)%	(1,243)
RingCentral, Inc. — Class A	46	(0.17)%	(1,883)
Q2 Holdings, Inc.	379	(0.66)%	(2,302)
Palo Alto Networks, Inc.	100	(0.50)%	(2,743)
Total Communications			(6,713)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Wingstop, Inc.	298	(0.55)%	$2,114
McDonald’s Corp.	79	(0.34)%	591
Toro Co.	446	(0.76)%	(3,180)
Total Consumer, Cyclical			(475)

Energy
Warrior Met Coal, Inc.	825	(0.37)%	(1,403)
Total GS Long/Short Equity Short Custom Basket			$(294,450)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	11,453	6.93%	$109,253
Omega Healthcare Investors, Inc.	7,788	4.95%	48,415
Equinix, Inc.	355	3.11%	28,233
Healthpeak Properties, Inc.	9,472	4.91%	27,724
Highwoods Properties, Inc.	4,576	3.37%	27,685
Park Hotels & Resorts, Inc.	7,147	2.78%	22,923
Sun Communities, Inc.	1,095	2.47%	21,784
Equity LifeStyle Properties, Inc.	2,374	2.51%	21,734
Rexford Industrial Realty, Inc.	2,826	1.94%	17,465
Terreno Realty Corp.	2,440	1.99%	17,251
Invitation Homes, Inc.	5,626	2.54%	17,047
Spirit Realty Capital, Inc.	4,176	3.09%	14,961
Annaly Capital Management, Inc.	27,521	3.90%	13,364
STAG Industrial, Inc.	5,501	2.61%	11,690
CyrusOne, Inc.	3,273	3.22%	10,658
Host Hotels & Resorts, Inc.	9,162	2.56%	7,229
Weyerhaeuser Co.	6,935	3.15%	5,430
AGNC Investment Corp.	9,129	2.43%	(61)
Paramount Group, Inc.	11,804	2.47%	(215)
Vornado Realty Trust	2,472	2.47%	(304)
National Storage Affiliates Trust	4,917	2.49%	(743)
PotlatchDeltic Corp.	3,791	2.47%	(1,454)
MGM Growth Properties LLC — Class A	5,365	2.50%	(2,589)
Alexander & Baldwin, Inc.	9,717	3.06%	(2,768)
Federal Realty Investment Trust	1,207	2.34%	(4,349)
Extra Space Storage, Inc.	1,896	3.01%	(6,235)
Retail Opportunity Investments Corp.	8,921	2.37%	(6,923)
CareTrust REIT, Inc.	8,134	2.52%	(9,276)
Regency Centers Corp.	2,464	2.34%	(9,908)
Pebblebrook Hotel Trust	7,061	2.85%	(13,194)
Ventas, Inc.	5,020	4.36%	(34,306)
Total Financial			330,521

Technology
InterXion Holding N.V.	2,508	3.16%	26,417

Consumer, Cyclical
Red Rock Resorts, Inc. — Class A	8,687	3.13%	22,183
Total GS Equity Market Neutral Long Custom Basket			$379,121

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	14,802	(3.16)%	$31,660
Public Storage	954	(2.99)%	22,920
PS Business Parks, Inc.	893	(2.17)%	16,402
Digital Realty Trust, Inc.	2,647	(4.66)%	9,415
Washington Prime Group, Inc.	31,562	(1.69)%	8,152
American Finance Trust, Inc.	12,037	(2.35)%	6,726
Retail Properties of America, Inc. — Class A	11,949	(2.36)%	4,158
Service Properties Trust	7,383	(2.64)%	2,067
Life Storage, Inc.	2,236	(3.56)%	109
Columbia Property Trust, Inc.	7,823	(2.41)%	(146)
Healthcare Trust of America, Inc. — Class A	6,923	(3.09)%	(1,152)
Xenia Hotels & Resorts, Inc.	8,007	(2.55)%	(3,457)
VEREIT, Inc.	26,811	(3.65)%	(3,782)
Brandywine Realty Trust	10,610	(2.46)%	(4,052)
Industrial Logistics Properties Trust	5,710	(1.88)%	(6,054)
Healthcare Realty Trust, Inc.	6,717	(3.30)%	(6,922)
Monmouth Real Estate Investment Corp.	16,726	(3.56)%	(8,192)
Howard Hughes Corp.	1,659	(3.10)%	(9,602)
Cushman & Wakefield plc	6,437	(1.94)%	(10,564)
RLJ Lodging Trust	10,057	(2.62)%	(10,841)
Brixmor Property Group, Inc.	9,763	(3.10)%	(11,377)
Washington Real Estate Investment Trust	6,903	(2.96)%	(12,179)
Physicians Realty Trust	15,247	(4.25)%	(15,712)
Kimco Realty Corp.	11,650	(3.55)%	(17,680)
Piedmont Office Realty Trust, Inc. — Class A	14,222	(4.65)%	(23,982)
Total Financial			(44,085)

Consumer, Cyclical
Toll Brothers, Inc.	3,156	(1.84)%	(1,806)
KB Home	3,739	(1.89)%	(6,214)
Royal Caribbean Cruises Ltd.	1,380	(2.71)%	(20,650)
Total Consumer, Cyclical			(28,670)

Communications
Switch, Inc. — Class A	12,917	(2.82)%	10,972

Exchange Traded Funds
Vanguard Real Estate ETF	11,781	(16.09)%	(17,929)
Total GS Equity Market Neutral Short Custom Basket			$(79,712)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2019.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2019.
GS — Goldman Sachs International
LP — Limited Partnership
MLP — Master Limited Partnership
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,139,978	$—	$—	$10,139,978
Rights	18,581	—	—	18,581
Mutual Funds	11,558,457	—	—	11,558,457
Closed-End Funds	3,489,551	—	—	3,489,551
U.S. Treasury Bills	—	5,592,383	—	5,592,383
Repurchase Agreements	—	4,493,621	—	4,493,621
Commodity Futures Contracts**	282,360	—	—	282,360
Currency Futures Contracts**	94,546	—	—	94,546
Interest Rate Futures Contracts**	833	97,348	—	98,181
Equity Futures Contracts**	7,377	15,263	—	22,640
Equity Custom Basket Swap Agreements**	—	1,937,056	—	1,937,056
Total Assets	$25,591,683	$12,135,671	$—	$37,727,354

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Master Limited Partnerships	$808	$—	$—	$808
Common Stocks	2,053,877	—	—	2,053,877
Exchange-Traded Funds	3,332,624	—	—	3,332,624
Commodity Futures Contracts**	297,784	—	—	297,784
Currency Futures Contracts**	133,181	—	—	133,181
Interest Rate Futures Contracts**	7,379	96,977	—	104,356
Equity Futures Contracts**	160,270	20,289	—	180,559
Equity Custom Basket Swap Agreements**	—	757,127	—	757,127
Total Liabilities	$5,985,923	$874,393	$—	$6,860,316

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,927,786	$1,769,289	$(8,550,000)	$(38,847)	$21,490	$4,129,718	166,925	$270,409
Guggenheim Strategy Fund III	3,779,292	103,573	(1,825,000)	(17,040)	11,836	2,052,661	83,036	103,975
Guggenheim Ultra Short Duration Fund — Institutional Class	49,993	5,831,470	(500,000)	(135)	(5,250)	5,376,078	540,309	31,224
	$14,757,071	$7,704,332	$(10,875,000)	$(56,022)	$28,076	$11,558,457		$405,608

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MULTI-HEDGE STRATEGIES FUND

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $18,585,048)	$19,240,493
Investments in affiliated issuers, at value (cost $11,611,650)	11,558,457
Repurchase agreements, at value (cost $4,493,621)	4,493,621
Cash	6,141,725
Segregated cash with broker	460,565
Unrealized appreciation on OTC swap agreements	1,937,056
Receivables:
Dividends	38,072
Fund shares sold	12,538
Foreign tax reclaims	906
Interest	187
Other assets	10,236
Total assets	43,893,856

Liabilities:
Securities sold short, at value (proceeds $5,196,945)	5,387,309
Unrealized depreciation on OTC swap agreements	757,127
Payable for:
Fund shares redeemed	199,655
Swap settlement	116,811
Variation margin on futures contracts	58,345
Management fees	34,264
Securities purchased	22,007
Distribution and service fees	3,513
Miscellaneous	14,569
Total liabilities	6,593,600
Commitments and contingent liabilities (Note 12)	—
Net assets	$37,300,256
Net assets consist of:
Paid in capital	$42,858,591
Total distributable earnings (loss)	(5,558,335)
Net assets	$37,300,256

A-Class:
Net assets	$3,569,563
Capital shares outstanding	146,525
Net asset value per share	$24.36
Maximum offering price per share (Net asset value divided by 95.25%)	$25.57

C-Class:
Net assets	$1,434,629
Capital shares outstanding	64,154
Net asset value per share	$22.36

P-Class:
Net assets	$7,442,036
Capital shares outstanding	304,759
Net asset value per share	$24.42

Institutional Class:
Net assets	$24,854,028
Capital shares outstanding	1,001,095
Net asset value per share	$24.83

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED STATEMENT OF OPERATIONS
MULTI-HEDGE STRATEGIES FUND

 Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $878)	$269,211
Dividends from securities of affiliated issuers	405,608
Interest	188,283
Short sales rebate income	104,726
Income from securities lending, net	4,093
Total investment income	971,921

Expenses:
Management fees	441,245
Distribution and service fees:
A-Class	9,347
C-Class	20,147
P-Class	19,229
Short sales dividend expense	198,723
Miscellaneous	6,346
Total expenses	695,037
Less:
Expenses waived by Adviser	(12,049)
Net expenses	682,988
Net investment income	288,933
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$500,161
Investments in affiliated issuers	(56,022)
Investments sold short	76,782
Swap agreements	(628,350)
Futures contracts	644,874
Foreign currency transactions	(3,469)
Net realized gain	533,976
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,324,029
Investments in affiliated issuers	28,076
Investments sold short	(1,187,337)
Swap agreements	1,188,904
Futures contracts	(336,913)
Foreign currency translations	(12)
Net change in unrealized appreciation (depreciation)	1,016,747
Net realized and unrealized gain	1,550,723
Net increase in net assets resulting from operations	$1,839,656

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$288,933	$240,383
Net realized gain (loss) on investments	533,976	(474,871)
Net change in unrealized appreciation (depreciation) on investments	1,016,747	(3,670,285)
Net increase (decrease) in net assets resulting from operations	1,839,656	(3,904,773)

Distributions to shareholders:
A-Class	(76,348)	(6,113)
P-Class	(153,288)	(14,057)
Institutional Class	(555,004)	(141,033)
Total distributions to shareholders	(784,640)	(161,203)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,016,616	3,228,413
C-Class	9,261	235,975
P-Class	1,375,799	24,435,895
Institutional Class	7,366,374	18,325,291
Distributions reinvested
A-Class	65,173	5,261
P-Class	150,819	13,921
Institutional Class	554,702	140,252
Cost of shares redeemed
A-Class	(1,244,841)	(11,193,921)
C-Class	(1,331,205)	(4,830,327)
P-Class	(2,197,085)	(28,713,079)
Institutional Class	(7,230,307)	(19,054,611)
Net decrease from capital share transactions	(1,464,694)	(17,406,930)
Net decrease in net assets	(409,678)	(21,472,906)

Net assets:
Beginning of year	37,709,934	59,182,840
End of year	$37,300,256	$37,709,934

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital share activity:
Shares sold
A-Class	41,532	133,075
C-Class	416	10,070
P-Class	55,641	954,364
Institutional Class	292,279	742,330
Shares issued from reinvestment of distributions
A-Class	2,660	222
P-Class	6,141	585
Institutional Class	22,224	5,805
Shares redeemed
A-Class	(50,577)	(468,213)
C-Class	(60,081)	(220,747)
P-Class	(89,432)	(1,186,738)
Institutional Class	(289,332)	(770,664)
Net decrease in shares	(68,529)	(799,911)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$23.69	$24.91	$24.08	$24.22	$23.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.08	(.13)	(.24)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.02	(1.26)	.96	.14	.51
Total from investment operations	1.18	(1.18)	.83	(.10)	.28
Less distributions from:
Net investment income	(.51)	(.04)	—	(.04)	—
Total distributions	(.51)	(.04)	—	(.04)	—
Net asset value, end of period	$24.36	$23.69	$24.91	$24.08	$24.22

Total Return[b]	4.97%	(4.78%)	3.49%	(0.43%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,570	$3,622	$12,154	$12,407	$15,620
Ratios to average net assets:
Net investment income (loss)	0.64%	0.32%	(0.53%)	(1.00%)	(0.96%)
Total expenses[c]	1.96%	1.75%	2.18%	2.54%	2.72%
Net expenses[d,e]	1.93%	1.73%	2.14%	2.49%	2.65%
Portfolio turnover rate	156%	212%	172%	123%	163%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$21.46	$22.68	$22.08	$22.38	$22.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.02)	(.09)	(.29)	(.39)	(.39)
Net gain (loss) on investments (realized and unrealized)	0.92	(1.13)	.89	.13	.48
Total from investment operations	.90	(1.22)	.60	(.26)	.09
Less distributions from:
Net investment income	—	—	—	(.04)	—
Total distributions	—	—	—	(.04)	—
Net asset value, end of period	$22.36	$21.46	$22.68	$22.08	$22.38

Total Return[b]	4.19%	(5.38%)	2.72%	(1.18%)	0.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,435	$2,657	$7,586	$8,595	$9,342
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.42%)	(1.30%)	(1.76%)	(1.73%)
Total expenses[c]	2.70%	2.53%	2.94%	3.30%	3.47%
Net expenses[d,e]	2.67%	2.51%	2.90%	3.25%	3.40%
Portfolio turnover rate	156%	212%	172%	123%	163%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$23.74	$24.93	$24.10	$24.24	$23.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.08	(.14)	(.24)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.03	(1.23)	.97	.14	.51
Total from investment operations	1.19	(1.15)	.83	(.10)	.28
Less distributions from:
Net investment income	(.51)	(.04)	—	(.04)	—
Total distributions	(.51)	(.04)	—	(.04)	—
Net asset value, end of period	$24.42	$23.74	$24.93	$24.10	$24.24

Total Return	5.00%	(4.61%)	3.49%	(0.47%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,442	$7,892	$14,066	$30,801	$49,539
Ratios to average net assets:
Net investment income (loss)	0.65%	0.34%	(0.56%)	(1.00%)	(0.95%)
Total expenses[c]	1.96%	1.77%	2.20%	2.52%	2.72%
Net expenses[d,e]	1.93%	1.75%	2.16%	2.47%	2.65%
Portfolio turnover rate	156%	212%	172%	123%	163%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$24.12	$25.42	$24.50	$24.58	$24.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.17	(.07)	(.18)	(.18)
Net gain (loss) on investments (realized and unrealized)	1.05	(1.33)	.99	.14	.52
Total from investment operations	1.27	(1.16)	.92	(.04)	.34
Less distributions from:
Net investment income	(.56)	(.14)	—	(.04)	—
Total distributions	(.56)	(.14)	—	(.04)	—
Net asset value, end of period	$24.83	$24.12	$25.42	$24.50	$24.58

Total Return	5.26%	(4.56%)	3.76%	(0.18%)	1.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,854	$23,539	$25,376	$50,395	$49,742
Ratios to average net assets:
Net investment income (loss)	0.90%	0.68%	(0.30%)	(0.74%)	(0.71%)
Total expenses[c]	1.72%	1.58%	1.92%	2.30%	2.47%
Net expenses[d,e]	1.69%	1.56%	1.88%	2.25%	2.40%
Portfolio turnover rate	156%	212%	172%	123%	163%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the periods presented would be:

	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
A-Class	1.41%	1.41%	1.42%	1.43%	1.44%
C-Class	2.16%	2.16%	2.17%	2.18%	2.19%
P-Class	1.41%	1.41%	1.42%	1.43%	1.45%
Institutional Class	1.16%	1.16%	1.17%	1.18%	1.19%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2019, the Fund’s H-Class returned 15.48%, compared with a return of 17.63% for the Index.

Oil led the S&P GSCI higher in the first four months of the year before trading sideways for the last eight months of the year. Fourteen of the twenty-four components in the Index had positive returns during the period. The best-performing component was Unleaded Gasoline, with a return above 40%. Brent Crude, West Texas Intermediate (WTI) Crude and Nickel all had positive returns above 30%. Gas Oil and Heating Oil rounded out the strong petroleum sector with a return above 20%.

Natural Gas was down more than 30% and Lean Hogs dropped almost 20% for the year.

Three of the five GSCI sectors experienced positive performance during the period. Energy (+30%) and Precious Metals (+18%) were the best GSCI sectors. Livestock was the worst-performing sector with a -6% return.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	14.6%
Guggenheim Strategy Fund II	14.6%
Total	29.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Average Annual Returns*

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	15.47%	(5.86%)	(7.23%)
A-Class Shares with sales charge‡	9.98%	(6.76%)	(7.68%)
C-Class Shares	14.61%	(6.58%)	(7.91%)
C-Class Shares with CDSC§	13.61%	(6.58%)	(7.91%)
H-Class Shares	15.48%	(5.89%)	(7.23%)
S&P Goldman Sachs Commodity Index	17.63%	(4.32%)	(5.44%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 29.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	82,716	$823,023
Guggenheim Strategy Fund II1	33,051	817,677
Total Mutual Funds
(Cost $1,642,728)		1,640,700

	Face Amount
U.S. TREASURY BILLS†† - 3.6%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	$200,000	199,713
Total U.S. Treasury Bills
(Cost $199,717)		199,713

	Shares
REPURCHASE AGREEMENTS††,4 - 68.1%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	2,325,299	2,325,299
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	749,783	749,783
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	749,783	749,783
Total Repurchase Agreements
(Cost $3,824,865)		3,824,865

Total Investments - 100.9%
(Cost $5,667,310)		$5,665,278
Other Assets & Liabilities, net - (0.9)%		(51,611)
Total Net Assets - 100.0%		$5,613,667

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	52	Jan 2020	$5,668,000	$191,756

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,640,700	$—	$—	$1,640,700
U.S. Treasury Bills	—	199,713	—	199,713
Repurchase Agreements	—	3,824,865	—	3,824,865
Commodity Futures Contracts**	191,756	—	—	191,756
Total Assets	$1,832,456	$4,024,578	$—	$5,857,034

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$820,321	$—	$—	$—	$(2,644)	$817,677	33,051	$23,868
Guggenheim Ultra Short Duration Fund — Institutional Class	823,850	—	—	—	(827)	823,023	82,716	20,810
	$1,644,171	$—	$—	$—	$(3,471)	$1,640,700		$44,678

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
COMMODITIES STRATEGY FUND

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $199,717)	$199,713
Investments in affiliated issuers, at value (cost $1,642,728)	1,640,700
Repurchase agreements, at value (cost $3,824,865)	3,824,865
Segregated cash with broker	159,036
Receivables:
Fund shares sold	7,903
Dividends	2,808
Interest	159
Total assets	5,835,184

Liabilities:
Payable for:
Fund shares redeemed	154,100
Variation margin on futures contracts	49,028
Management fees	3,352
Distribution and service fees	1,224
Transfer agent and administrative fees	1,174
Portfolio accounting fees	470
Trustees’ fees*	106
Miscellaneous	12,063
Total liabilities	221,517
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,613,667
Net assets consist of:
Paid in capital	$8,119,834
Total distributable earnings (loss)	(2,506,167)
Net assets	$5,613,667

A-Class:
Net assets	$591,987
Capital shares outstanding	9,695
Net asset value per share	$61.06
Maximum offering price per share (Net asset value divided by 95.25%)	$64.10

C-Class:
Net assets	$111,037
Capital shares outstanding	2,142
Net asset value per share	$51.84

H-Class:
Net assets	$4,910,643
Capital shares outstanding	80,375
Net asset value per share	$61.10

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED STATEMENT OF OPERATIONS
COMMODITIES STRATEGY FUND

 Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$44,678
Interest	127,335
Total investment income	172,013

Expenses:
Management fees	63,835
Distribution and service fees:
A-Class	2,003
C-Class	947
H-Class	16,195
Transfer agent and administrative fees	18,434
Professional fees	18,213
Portfolio accounting fees	7,374
Registration fees	7,053
Trustees’ fees*	1,927
Custodian fees	1,369
Miscellaneous	2,416
Total expenses	139,766
Less:
Expenses waived by Adviser	(10,593)
Net expenses	129,173
Net investment income	42,840
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$25
Futures contracts	817,720
Net realized gain	817,745
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17)
Investments in affiliated issuers	(3,471)
Futures contracts	454,944
Net change in unrealized appreciation (depreciation)	451,456
Net realized and unrealized gain	1,269,201
Net increase in net assets resulting from operations	$1,312,041

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,840	$50,180
Net realized gain (loss) on investments	817,745	(1,376,221)
Net change in unrealized appreciation (depreciation) on investments	451,456	(648,212)
Net increase (decrease) in net assets resulting from operations	1,312,041	(1,974,253)

Distributions to shareholders:
A-Class	(5,520)	(310,353)
C-Class	(702)	(41,489)
H-Class	(36,354)	(395,472)
Total distributions to shareholders	(42,576)	(747,314)

Capital share transactions:
Proceeds from sale of shares
A-Class	697,465	3,969,676
C-Class	77,324	1,484,748
H-Class	31,229,415	214,509,567
Distributions reinvested
A-Class	4,825	298,702
C-Class	686	41,153
H-Class	35,752	374,292
Cost of shares redeemed
A-Class	(1,049,147)	(3,729,034)
C-Class	(89,894)	(1,697,785)
H-Class	(36,245,145)	(210,000,585)
Net increase (decrease) from capital share transactions	(5,338,719)	5,250,734
Net increase (decrease) in net assets	(4,069,254)	2,529,167

Net assets:
Beginning of year	9,682,921	7,153,754
End of year	$5,613,667	$9,682,921

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital share activity:
Shares sold
A-Class	11,634	42,997
C-Class	1,510	17,606
H-Class	535,338	2,371,284
Shares issued from reinvestment of distributions
A-Class	81	5,089
C-Class	14	818
H-Class	600	6,373
Shares redeemed
A-Class	(17,593)	(41,787)
C-Class	(1,782)	(20,184)
H-Class	(619,568)	(2,281,554)
Net increase (decrease) in shares	(89,766)	100,642

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$53.27	$88.34	$85.75	$77.58	$118.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.39	(.22)	(.09)	(1.32)
Net gain (loss) on investments (realized and unrealized)	7.88	(11.90)	4.13	8.26	(39.56)
Total from investment operations	8.24	(11.51)	3.91	8.17	(40.88)
Less distributions from:
Net investment income	(.45)	(23.56)	(1.32)	—	—
Total distributions	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$61.06	$53.27	$88.34	$85.75	$77.58

Total Return[b]	15.47%	(15.47%)	4.68%	10.59%	(34.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$592	$830	$819	$875	$621
Ratios to average net assets:
Net investment income (loss)	0.60%	0.44%	(0.28%)	(1.02%)	(1.26%)
Total expenses[c]	1.88%	1.81%	1.73%	1.77%	1.75%
Net expenses[d]	1.73%	1.68%	1.63%	1.65%	1.62%
Portfolio turnover rate	—	65%	25%	208%	486%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$45.63	$79.89	$78.32	$71.38	$109.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.41)	(.70)	(.11)	(1.92)
Net gain (loss) on investments (realized and unrealized)	6.73	(10.29)	3.59	7.05	(36.49)
Total from investment operations	6.66	(10.70)	2.89	6.94	(38.41)
Less distributions from:
Net investment income	(.45)	(23.56)	(1.32)	—	—
Total distributions	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$51.84	$45.63	$79.89	$78.32	$71.38

Total Return[b]	14.61%	(16.11%)	3.80%	9.66%	(34.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111	$110	$332	$482	$502
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.49%)	(0.94%)	(1.48%)	(1.95%)
Total expenses[c]	2.63%	2.55%	2.48%	2.51%	2.49%
Net expenses[d]	2.48%	2.42%	2.36%	2.38%	2.35%
Portfolio turnover rate	—	65%	25%	208%	486%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$53.31	$88.39	$85.82	$77.69	$118.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.25	(.25)	(.07)	(1.32)
Net gain (loss) on investments (realized and unrealized)	7.89	(11.77)	4.14	8.20	(39.67)
Total from investment operations	8.24	(11.52)	3.89	8.13	(40.99)
Less distributions from:
Net investment income	(.45)	(23.56)	(1.32)	—	—
Total distributions	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$61.10	$53.31	$88.39	$85.82	$77.69

Total Return	15.48%	(15.50%)	4.65%	10.52%	(34.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,911	$8,744	$6,002	$7,386	$8,555
Ratios to average net assets:
Net investment income (loss)	0.59%	0.27%	(0.31%)	(0.87%)	(1.33%)
Total expenses[c]	1.89%	1.81%	1.74%	1.74%	1.75%
Net expenses[d]	1.74%	1.68%	1.65%	1.62%	1.63%
Portfolio turnover rate	—	65%	25%	208%	486%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2019, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

At December 31, 2019, A-Class, C-Class, H-Class, P-Class and Institutional Class have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

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Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2019	% of Net Assets of the Fund at December 31, 2019
Multi-Hedge Strategies Fund	09/18/09	$882,211	2.4%
Commodities Strategy Fund	09/08/09	1,018,798	18.1%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

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Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging)

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purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$37,442,821	$29,823,912
Commodities Strategy Fund	Index exposure, Liquidity	7,325,542	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$27,729,547	$24,776,622

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	—	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investment Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
Multi-Hedge Strategies Fund	$22,640	$1,937,056	$94,546	$98,181	$282,360	$2,434,783
Commodities Strategy Fund	—	—	—	—	191,756	191,756

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
Multi-Hedge Strategies Fund	$180,559	$757,127	$133,181	$104,356	$297,784	$1,473,007

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on Consolidated the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$764	$(628,350)	$99,669	$783,308	$(238,867)	$16,524
Commodities Strategy Fund	—	—	—	—	817,720	817,720

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(235,451)	$1,188,904	$48,530	$5,988	$(155,980)	$851,991
Commodities Strategy Fund	—	—	—	—	454,944	454,944

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their

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derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Condolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$1,937,056	$—	$1,937,056	$(757,127)	$—	$1,179,929

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$757,127	$—	$757,127	$(757,127)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	$460,565	$—
Commodities Strategy Fund	Goldman Sachs Group	Futures contracts	159,036	—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

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When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $8,503 and $8,533, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an

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ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2019, GFD retained sales charges of $95,833 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $3,546 and $2,060, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bond
1.53%			0.38%
Due 01/02/20	$196,069,552	$196,086,218	07/15/25	$183,703,046	$187,711,963

			U.S. Treasury Note
			2.25%
			11/15/24	11,934,500	12,279,018
				195,637,546	199,990,981

BofA Securities, Inc.			U.S. Treasury Bond
1.50%			3.38%
Due 01/02/20	63,221,852	63,227,120	11/15/48	52,793,000	64,486,391

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	63,221,852	63,226,769	10/15/24	64,131,807	64,486,315

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities.

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The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

At December 31, 2019, the Funds did not have any securities on loan.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Multi-Hedge Strategies Fund	$784,640	$—	$—	$784,640
Commodities Strategy Fund	42,576	—	—	42,576

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Multi-Hedge Strategies Fund	$161,203	$—	$—	$161,203
Commodities Strategy Fund	747,314	—	—	747,314

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Multi-Hedge Strategies Fund	$591,524	$—	$(2,846,907)	$(3,604,942)	$—	$(5,860,325)
Commodities Strategy Fund	741,161	—	(3,192,163)	(45,173)	—	(2,496,175)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Multi-Hedge Strategies Fund	$(3,324,008)	$—	$(3,324,008)
Commodities Strategy Fund	(35,715)	(9,458)	(45,173)

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For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Multi-Hedge Strategies Fund	$133,328
Commodities Strategy Fund	25

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, investment in securities sold short, investment in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, special dividends, and investment in swaps. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Multi-Hedge Strategies Fund	$(245,337)	$245,337
Commodities Strategy Fund	823,155	(823,155)

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Multi-Hedge Strategies Fund	$34,059,706	$488,279	$(3,335,079)	$(2,846,800)
Commodities Strategy Fund	9,676,309	818,867	(4,011,030)	(3,192,163)

Note 9 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$53,960,399	$57,193,260

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The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. The Funds did not have any borrowings outstanding under this agreement at December 31, 2019.

The average daily balances borrowed for the year ended December 31, 2019, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$1,984

Note 11 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ consolidated financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company

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(“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to

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Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund (collectively referred to as the “Funds”), (two of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2019, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting Rydex Series Funds) at December 31, 2019, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent,

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

	Qualified Dividend Income	Dividend Received Deduction
Multi-Hedge Strategies Fund	100.00%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	182,013,322	3,038,253
Angela Brock-Kyle	182,013,119	3,038,456
Donald A. Chubb, Jr.	182,008,520	3,043,055
Jerry B. Farley	181,911,245	3,140,330
Roman Friedrich III	181,912,825	3,138,750
Thomas F. Lydon, Jr.	181,907,886	3,143,689
Ronald A. Nyberg	181,907,937	3,143,638
Sandra G. Sponem	181,907,670	3,143,905
Ronald E. Toupin, Jr.	181,906,696	3,144,879
Amy J. Lee	182,013,277	3,038,298

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should youhave any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

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12.31.2019

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RMFSF-ANN-1219x1220

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
OTHER INFORMATION	46
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	55

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the annual period ended December 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2019

The Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

SG (“Societe Generale”) CTA Index is designed to track the largest 20 (by assets under management) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Consolidated Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.77%	1.39%	$ 1,000.00	$ 1,013.90	$ 8.98
C-Class	2.54%	0.95%	1,000.00	1,009.50	12.87
P-Class	1.78%	1.39%	1,000.00	1,013.90	9.04
Institutional Class	1.52%	1.46%	1,000.00	1,014.60	7.72

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.77%	5.00%	$ 1,000.00	$ 1,016.28	$ 9.00
C-Class	2.54%	5.00%	1,000.00	1,012.40	12.88
P-Class	1.78%	5.00%	1,000.00	1,016.23	9.05
Institutional Class	1.52%	5.00%	1,000.00	1,017.54	7.73

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

For the one-year period ended December 31, 2019, the Managed Futures Strategy Fund Institutional shares returned 7.68%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 2.28%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

In addition to its benchmark, the Fund outperformed the SG (Societe Generale) CTA Index, which tracks the performance of the largest 20 (by assets under management) Commodity Trading Advisors, or CTAs, and is representative of the managed futures space. For the year ended December 31, 2019, the index returned 6.25%.

For the one-year period ending December 31, 2019, positions in fixed income and equities contributed positively to the Fund’s return. Positions in commodities and currencies detracted from performance. Among the futures that contributed the most to performance were positions in 10-year bonds from Australia, Italy, and the U.S.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	35.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	26.8%
Guggenheim Strategy Fund II	17.3%
Total	79.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2019

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Average Annual Returns*

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	7.42%	(2.30%)	(2.09%)
A-Class Shares with sales charge†	2.32%	(3.25%)	(2.57%)
C-Class Shares	6.64%	(3.04%)	(2.83%)
C-Class Shares with CDSC§	5.64%	(3.04%)	(2.83%)
P-Class Shares	7.34%	(2.26%)	(2.07%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.28%	1.07%	0.58%

	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	7.68%	(2.06%)	(1.44%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.28%	1.07%	0.60%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2019
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 79.4%
Guggenheim Strategy Fund III[1]	385,719	$9,534,979
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	725,878	7,222,483
Guggenheim Strategy Fund II1	188,626	4,666,613
Total Mutual Funds
(Cost $21,556,350)		21,424,075

	Face Amount
U.S. TREASURY BILLS†† - 16.2%
U.S. Treasury Bills
1.47% due 02/04/20[2,3]	$4,369,000	4,362,732
Total U.S. Treasury Bills
(Cost $4,362,810)		4,362,732
REPURCHASE AGREEMENTS††,4 - 5.3%
J.P. Morgan Securities LLC issued 12/31/19 at 1.53% due 01/02/20	871,552	871,552
Barclays Capital, Inc. issued 12/31/19 at 1.40% due 01/02/20	281,028	281,028
BofA Securities, Inc. issued 12/31/19 at 1.50% due 01/02/20	281,028	281,028
Total Repurchase Agreements
(Cost $1,433,608)		1,433,608

Total Investments - 100.9%
(Cost $27,352,768)		$27,220,415
Other Assets & Liabilities, net - (0.9)%		(232,014)
Total Net Assets - 100.0%		$26,988,401

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	16	Feb 2020	$2,432,960	$69,018
NY Harbor ULSD Futures Contracts	22	Mar 2020	1,850,587	66,497
Gasoline RBOB Futures Contracts	29	Jan 2020	2,063,414	51,624
Live Cattle Futures Contracts	82	Jun 2020	3,900,740	35,007
Soybean Oil Futures Contracts	21	Mar 2020	438,732	27,123
Brent Crude Futures Contracts	15	Jan 2020	990,450	25,558
Wheat Futures Contracts	10	Mar 2020	279,750	22,845
Silver Futures Contracts	5	Mar 2020	447,875	17,537
Coffee ‘C’ Futures Contracts	5	Mar 2020	242,156	14,919
Platinum Futures Contracts	4	Apr 2020	194,300	7,063
WTI Crude Futures Contracts	3	Jan 2020	183,540	5,377
LME Nickel Futures Contracts	2	Feb 2020	167,988	4,102
Live Cattle Futures Contracts	13	Feb 2020	655,070	2,560
Sugar #11 Futures Contracts	1	Feb 2020	15,053	(59)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
Corn Futures Contracts	1	Mar 2020	$19,363	$(78)
LME Lead Futures Contracts	3	Feb 2020	144,431	(109)
Cattle Feeder Futures Contracts	1	Mar 2020	72,100	(1,028)
Copper Futures Contracts	1	Mar 2020	69,963	(1,278)
Low Sulphur Gas Oil Futures Contracts	8	Apr 2020	486,400	(5,485)
Cocoa Futures Contracts	9	Mar 2020	228,420	(5,955)
Natural Gas Futures Contracts	69	Feb 2020	1,485,570	(41,576)
			$16,368,862	$293,662
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	52	Mar 2020	$4,006,080	$70,848
Mexican Peso Futures Contracts	97	Mar 2020	2,537,520	46,053
British Pound Futures Contracts	27	Mar 2020	2,239,988	26,162
Australian Dollar Futures Contracts	4	Mar 2020	281,200	(107)
			$9,064,788	$142,956
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	11	Mar 2020	$1,776,225	$29,110
CAC 40 10 Euro Index Futures Contracts††	28	Jan 2020	1,883,100	19,609
NASDAQ-100 Index Mini Futures Contracts	4	Mar 2020	699,820	15,317
Nikkei 225 (OSE) Index Futures Contracts††	6	Mar 2020	1,299,022	12,930
MSCI Emerging Markets Index Futures Contracts	7	Mar 2020	391,510	9,611
Dow Jones Industrial Average Index Mini Futures Contracts	5	Mar 2020	712,425	6,592
Amsterdam Index Futures Contracts††	12	Jan 2020	1,634,897	6,270
S&P/TSX 60 IX Index Futures Contracts	9	Mar 2020	1,402,461	4,831
MSCI EAFE Index Futures Contracts	7	Mar 2020	712,705	4,735
Russell 2000 Index Mini Futures Contracts	8	Mar 2020	667,920	2,843
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2020	412,860	1,822
SPI 200 Index Futures Contracts††	13	Mar 2020	1,512,103	1,733
Euro STOXX 50 Index Futures Contracts††	15	Mar 2020	628,080	1,371
FTSE 100 Index Futures Contracts††	2	Mar 2020	199,100	1,034
HSCEI Index Futures Contracts††	1	Jan 2020	71,969	900
Tokyo Stock Price Index Futures Contracts††	3	Mar 2020	472,522	745
FTSE MIB Index Futures Contracts††	1	Mar 2020	131,616	705
FTSE/JSE TOP 40 Index Futures Contracts††	1	Mar 2020	36,837	(117)
OMX Stockholm 30 Index Futures Contracts††	6	Jan 2020	113,348	(341)
IBEX 35 Index Futures Contracts††	6	Jan 2020	642,951	(1,881)
MSCI Taiwan Stock Index Futures Contracts	42	Jan 2020	1,931,160	(5,545)
DAX Index Futures Contracts††	5	Mar 2020	1,844,550	(26,651)
CBOE Volatility Index Futures Contracts	81	Jan 2020	1,198,800	(78,863)
			$20,375,981	$6,760

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Canadian Government 10 Year Bond Futures Contracts††	2	Mar 2020	$211,603	$(1,077)
U.S. Treasury 5 Year Note Futures Contracts	2	Mar 2020	237,016	(1,426)
Euro - 30 year Bond Futures Contracts††	1	Mar 2020	223,067	(2,518)
Australian Government 3 Year Bond Futures Contracts††	5	Mar 2020	403,509	(2,849)
Long Gilt Futures Contracts††	2	Mar 2020	347,397	(3,844)
Euro - Bobl Futures Contracts††	7	Mar 2020	1,047,526	(4,964)
Euro - BTP Italian Government Bond Futures Contracts††	20	Mar 2020	3,197,128	(5,546)
Euro - Bund Futures Contracts††	9	Mar 2020	1,720,835	(15,861)
U.S. Treasury 10 Year Note Futures Contracts	57	Mar 2020	7,311,141	(17,153)
U.S. Treasury Ultra Long Bond Futures Contracts	6	Mar 2020	1,087,125	(29,982)
U.S. Treasury Long Bond Futures Contracts	12	Mar 2020	1,866,750	(34,048)
Euro - OATS Futures Contracts††	32	Mar 2020	5,841,355	(41,855)
Australian Government 10 Year Bond Futures Contracts††	66	Mar 2020	6,610,653	(90,134)
			$30,105,105	$(251,257)
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	41	Mar 2020	$7,121,650	$45,818
Canadian Government 10 Year Bond Futures Contracts††	57	Mar 2020	6,030,691	44,487
Euro - Schatz Futures Contracts††	345	Mar 2020	43,313,699	16,513
Euro - Bobl Futures Contracts††	5	Mar 2020	748,233	3,838
Australian Government 3 Year Bond Futures Contracts††	30	Mar 2020	2,421,053	2,349
Euro - Bund Futures Contracts††	13	Mar 2020	2,485,650	997
U.S. Treasury 5 Year Note Futures Contracts	7	Mar 2020	829,555	(137)
			$62,950,531	$113,865
Equity Futures Contracts Sold Short†
Euro STOXX 50 Index Futures Contracts††	22	Mar 2020	$921,184	$8,356
CBOE Volatility Index Futures Contracts	18	Apr 2020	315,360	3,759
Tokyo Stock Price Index Futures Contracts††	1	Mar 2020	157,507	1,235
Hang Seng Index Futures Contracts††	1	Jan 2020	181,479	936
HSCEI Index Futures Contracts††	1	Jan 2020	71,969	(751)
CBOE Volatility Index Futures Contracts	31	Mar 2020	528,550	(6,863)
FTSE 100 Index Futures Contracts††	4	Mar 2020	398,200	(8,157)
CBOE Volatility Index Futures Contracts	84	Feb 2020	1,411,200	(21,160)
			$3,985,449	$(22,645)
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	33	Mar 2020	$3,811,088	$2,812
New Zealand Dollar Futures Contracts	7	Mar 2020	471,730	(1,146)
British Pound Futures Contracts	7	Mar 2020	580,738	(8,943)
Australian Dollar Futures Contracts	16	Mar 2020	1,124,800	(30,836)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short† (continued)
Swiss Franc Futures Contracts	41	Mar 2020	$5,323,850	$(66,724)
Euro FX Futures Contracts	52	Mar 2020	7,326,150	(70,560)
			$18,638,356	$(175,397)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	78	Jan 2020	$1,701,180	$64,461
Natural Gas Futures Contracts	9	Mar 2020	193,050	3,577
Soybean Meal Futures Contracts	26	Mar 2020	793,000	2,179
Lean Hogs Futures Contracts	16	Feb 2020	456,000	2,016
Live Cattle Futures Contracts	2	Feb 2020	100,780	654
Cattle Feeder Futures Contracts	3	Mar 2020	216,300	(797)
LME Zinc Futures Contracts	4	Feb 2020	227,775	(2,262)
Corn Futures Contracts	30	Mar 2020	580,875	(2,830)
Low Sulphur Gas Oil Futures Contracts	7	Feb 2020	430,325	(3,496)
LME Primary Aluminum Futures Contracts	9	Feb 2020	405,225	(8,577)
Wheat Futures Contracts	6	Mar 2020	167,850	(10,143)
Cotton #2 Futures Contracts	10	Mar 2020	344,750	(14,531)
Copper Futures Contracts	8	Mar 2020	559,700	(22,071)
Live Cattle Futures Contracts	59	Apr 2020	3,001,920	(22,602)
Hard Red Winter Wheat Futures Contracts	13	Mar 2020	315,738	(29,302)
Sugar #11 Futures Contracts	50	Feb 2020	752,640	(31,127)
Gasoline RBOB Futures Contracts	20	Mar 2020	1,581,636	(54,315)
Soybean Futures Contracts	26	Mar 2020	1,242,800	(56,553)
NY Harbor ULSD Futures Contracts	20	Jan 2020	1,702,428	(59,666)
			$14,773,972	$(245,385)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$21,424,075	$—	$—	$21,424,075
U.S. Treasury Bills	—	4,362,732	—	4,362,732
Repurchase Agreements	—	1,433,608	—	1,433,608
Commodity Futures Contracts**	422,117	—	—	422,117
Currency Futures Contracts**	145,875	—	—	145,875
Equity Futures Contracts**	78,620	55,824	—	134,444
Interest Rate Futures Contracts**	—	114,002	—	114,002
Total Assets	$22,070,687	$5,966,166	$—	$28,036,853

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$373,840	$—	$—	$373,840
Interest Rate Futures Contracts**	82,746	168,648	—	251,394
Currency Futures Contracts**	178,316	—	—	178,316
Equity Futures Contracts**	112,431	37,898	—	150,329
Total Liabilities	$747,333	$206,546	$—	$953,879

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$9,936,736	$247,035	$(5,500,000)	$(43,443)	$26,285	$4,666,613	188,626	$248,000
Guggenheim Strategy Fund III	12,978,660	333,308	(3,750,000)	(30,156)	3,167	9,534,979	385,719	334,611
Guggenheim Ultra Short Duration Fund — Institutional Class	2,630,009	5,800,935	(1,200,000)	(2,863)	(5,598)	7,222,483	725,878	100,874
	$25,545,405	$6,381,278	$(10,450,000)	$(76,462)	$23,854	$21,424,075		$683,485

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MANAGED FUTURES STRATEGY FUND

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $4,362,810)	$4,362,732
Investments in affiliated issuers, at value (cost $21,556,350)	21,424,075
Repurchase agreements, at value (cost $1,433,608)	1,433,608
Cash	357
Segregated cash with broker	289,048
Receivables:
Dividends	38,252
Fund shares sold	24,574
Interest	60
Total assets	27,572,706

Liabilities:
Payable for:
Variation margin on futures contracts	297,553
Fund shares redeemed	163,806
Securities purchased	39,324
Management fees	19,402
Transfer agent and administrative fees	5,796
Distribution and service fees	5,453
Portfolio accounting fees	2,319
Trustees’ fees*	551
Miscellaneous	50,101
Total liabilities	584,305
Commitments and contingent liabilities (Note 11)	—
Net assets	$26,988,401

Net assets consist of:
Paid in capital	$68,931,365
Total distributable earnings (loss)	(41,942,964)
Net assets	$26,988,401

A-Class:
Net assets	$7,032,893
Capital shares outstanding	370,955
Net asset value per share	$18.96
Maximum offering price per share (Net asset value divided by 95.25%)	$19.91

C-Class:
Net assets	$1,814,833
Capital shares outstanding	106,593
Net asset value per share	$17.03

P-Class:
Net assets	$10,946,062
Capital shares outstanding	575,958
Net asset value per share	$19.00

Institutional Class:
Net assets	$7,194,613
Capital shares outstanding	369,387
Net asset value per share	$19.48

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED STATEMENT OF OPERATIONS
MANAGED FUTURES STRATEGY FUND

Year Ended December 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$683,485
Interest	167,679
Total investment income	851,164

Expenses:
Management fees	311,924
Distribution and service fees:
A-Class	19,516
C-Class	30,040
P-Class	33,798
Transfer agent and administrative fees	81,089
Professional fees	42,498
Portfolio accounting fees	32,436
Registration fees	29,150
Trustees’ fees*	8,540
Custodian fees	6,584
Line of credit fees	18
Miscellaneous	23,212
Total expenses	618,805
Less:
Expenses waived by Adviser	(30,464)
Net expenses	588,341
Net investment income	262,823

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1
Investments in affiliated issuers	(76,462)
Futures contracts	2,643,764
Foreign currency transactions	(14,704)
Net realized gain	2,552,599
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(400)
Investments in affiliated issuers	23,854
Futures contracts	(746,669)
Foreign currency translations	(153)
Net change in unrealized appreciation (depreciation)	(723,368)
Net realized and unrealized gain	1,829,231
Net increase in net assets resulting from operations	$2,092,054

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$262,823	$321,783
Net realized gain (loss) on investments	2,552,599	(3,095,299)
Net change in unrealized appreciation (depreciation) on investments	(723,368)	(671,882)
Net increase (decrease) in net assets resulting from operations	2,092,054	(3,445,398)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,902,512	1,977,062
C-Class	88,090	783,289
P-Class	4,724,755	5,483,492
Institutional Class	3,973,680	3,932,741
Cost of shares redeemed
A-Class	(5,060,110)	(5,221,658)
C-Class	(3,001,984)	(4,013,024)
P-Class	(8,419,838)	(11,677,824)
Institutional Class	(4,969,114)	(5,780,407)
Net decrease from capital share transactions	(7,762,009)	(14,516,329)
Net decrease in net assets	(5,669,955)	(17,961,727)

Net assets:
Beginning of year	32,658,356	50,620,083
End of year	$26,988,401	$32,658,356

Capital share activity:
Shares sold
A-Class	253,438	104,867
C-Class	5,252	45,531
P-Class	249,695	280,906
Institutional Class	198,858	203,663
Shares redeemed
A-Class	(267,264)	(273,610)
C-Class	(179,550)	(235,418)
P-Class	(446,211)	(622,354)
Institutional Class	(255,769)	(304,463)
Net decrease in shares	(441,551)	(800,878)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$17.65	$19.19	$18.71	$23.21	$24.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.15	.04	— [b]	(.14)
Net gain (loss) on investments (realized and unrealized)	1.16	(1.69)	1.34	(3.53)	(.15)
Total from investment operations	1.31	(1.54)	1.38	(3.53)	(.29)
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$18.96	$17.65	$19.19	$18.71	$23.21

Total Return[c]	7.42%	(8.03%)	7.41%	(15.18%)	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,033	$6,793	$10,621	$22,734	$27,828
Ratios to average net assets:
Net investment income (loss)	0.82%	0.80%	0.21%	(0.02%)	(0.57%)
Total expenses[d]	1.90%	1.84%	1.78%	1.84%	1.77%
Net expenses[e]	1.80%	1.79%	1.72%	1.76%	1.69%
Portfolio turnover rate	26%	21%	68%	16%	24%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$15.97	$17.49	$17.26	$21.65	$22.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	(.10)	(.16)	(.30)
Net gain (loss) on investments (realized and unrealized)	1.05	(1.53)	1.23	(3.26)	(.14)
Total from investment operations	1.06	(1.52)	1.13	(3.42)	(.44)
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$17.03	$15.97	$17.49	$17.26	$21.65

Total Return[c]	6.64%	(8.69%)	6.64%	(15.81%)	(1.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,815	$4,485	$8,234	$11,245	$21,272
Ratios to average net assets:
Net investment income (loss)	0.06%	0.04%	(0.56%)	(0.81%)	(1.32%)
Total expenses[d]	2.65%	2.59%	2.53%	2.61%	2.52%
Net expenses[e]	2.57%	2.53%	2.47%	2.54%	2.44%
Portfolio turnover rate	26%	21%	68%	16%	24%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$17.70	$19.23	$18.71	$23.20	$24.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.15	.06	(.01)	(.14)
Net gain (loss) on investments (realized and unrealized)	1.15	(1.68)	1.36	(3.51)	(.15)
Total from investment operations	1.30	(1.53)	1.42	(3.52)	(.29)
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$19.00	$17.70	$19.23	$18.71	$23.20

Total Return	7.34%	(7.96%)	7.68%	(15.18%)	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,946	$13,669	$21,426	$77,859	$165,086
Ratios to average net assets:
Net investment income (loss)	0.82%	0.80%	0.29%	(0.07%)	(0.57%)
Total expenses[d]	1.90%	1.84%	1.78%	1.87%	1.77%
Net expenses[e]	1.81%	1.78%	1.72%	1.79%	1.69%
Portfolio turnover rate	26%	21%	68%	16%	24%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$18.09	$19.61	$19.07	$23.56	$24.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.20	.08	.04	(.08)
Net gain (loss) on investments (realized and unrealized)	1.18	(1.72)	1.36	(3.56)	(.15)
Total from investment operations	1.39	(1.52)	1.44	(3.52)	(.23)
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$19.48	$18.09	$19.61	$19.07	$23.56

Total Return	7.68%	(7.75%)	7.69%	(14.95%)	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,195	$7,711	$10,339	$6,151	$9,029
Ratios to average net assets:
Net investment income (loss)	1.07%	1.05%	0.41%	0.20%	(0.32%)
Total expenses[d]	1.65%	1.59%	1.53%	1.61%	1.52%
Net expenses[e]	1.55%	1.54%	1.46%	1.54%	1.44%
Portfolio turnover rate	26%	21%	68%	16%	24%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2019, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a non-diversified investment company. At December 31, 2019, only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2019	% of Net Assets of the Fund at December 31, 2019
05/01/08	$1,655,750	6.1%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

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(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation,	$125,475,855	$80,881,975

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	—	Variation margin on futures contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
$134,444	$145,875	$114,002	$422,117	$816,438

Liability Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2019
$150,329	$178,316	$251,394	$373,840	$953,879

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$543,009	$9,004	$3,415,310	$(1,323,559)	$2,643,764

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(201,421)	$12,235	$(340,217)	$(217,266)	$(746,669)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of December 31, 2019.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs Group	Futures Contracts	$289,048	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the Fund waived $20,002 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2019, GFD retained sales charges of $95,833 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the Fund waived $10,462 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At December 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bond
1.53%			0.38%
Due 01/02/20	$196,069,552	$196,086,218	07/15/25	$183,703,046	$187,711,963
			U.S. Treasury Note
			2.25%
			11/15/24	11,934,500	12,279,018
				195,637,546	199,990,981

BofA Securities, Inc.			U.S. Treasury Bond
1.50%			3.38%
Due 01/02/20	63,221,852	63,227,120	11/15/48	52,793,000	64,486,391

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
1.40%			0.13%
Due 01/02/20	63,221,852	63,226,769	10/15/24	64,131,807	64,486,315

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$1,624,179	$—	$(16,799,793)	$(27,618,898)	$—	$(42,794,512)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss
Short-Term	Long-Term	Carryforward
$(4,534,457)	$(23,084,441)	$(27,618,898)

For the year ended December 31, 2019, the following capital loss carryforward amounts were utilized:

Utilized
$2,301,844

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, foreign currency gains and losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(1,312,251)	$1,312,251

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$44,983,619	$1,324,072	$(18,123,992)	$(16,799,920)

Note 8 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$6,381,278	$10,450,000

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustee and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction, is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Fund did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Rate, minus 2%, which shall be paid monthly, averaging 3.28% for the year ended December 31, 2019. The Fund did not have any borrowings outstanding under this agreement at December 31, 2019.

The average daily balance borrowed for the year ended December 31, 2019 was $499.

Note 10 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Managed Futures Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Managed Futures Strategy Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Rydex Series Funds) at December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent,

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 24, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	182,013,322	3,038,253
Angela Brock-Kyle	182,013,119	3,038,456
Donald A. Chubb, Jr.	182,008,520	3,043,055
Jerry B. Farley	181,911,245	3,140,330
Roman Friedrich III	181,912,825	3,138,750
Thomas F. Lydon, Jr.	181,907,886	3,143,689
Ronald A. Nyberg	181,907,937	3,143,638
Sandra G. Sponem	181,907,670	3,143,905
Ronald E. Toupin, Jr.	181,906,696	3,144,879
Amy J. Lee	182,013,277	3,038,298

Corey A. Colehour and J. Kenneth Dalton resigned from the Board of Trustees of the Trust effective as of the conclusion of the quarterly meeting of the Board of Trustees of the Trust held on November 11, 2019.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chairman of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud). If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra Sponem.  Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018 were $94,462, and $91,976, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c)       Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2019 and December 31, 2018 were $40,936, and $35,463, respectively.

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)        Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $40,936, and $35,463, respectively.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*		/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 6, 2020

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 6, 2020

*	Print the name and title of each signing officer under his or her signature.